FIRST AMENDMENT AGREEMENT

                                       RE:

                           LOAN AND SECURITY AGREEMENT

                                      AMONG


                GRAND SUMMIT RESORT PROPERTIES, INC., AS BORROWER


                                       AND


             TEXTRON FINANCIAL CORPORATION, AS ADMINISTRATIVE AGENT


                                       AND


                      THE LENDERS LISTED HEREIN, AS LENDERS


                            DATED AS OF APRIL 5, 1999





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                            FIRST AMENDMENT AGREEMENT


         THIS FIRST AMENDMENT AGREEMENT (as amended from time to time, this "First Amendment Agreement"), dated as of April 5, 1999, among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), the lenders listed on the signature pages hereof (each individually referred to herein as a "Lender" and, collectively, the "Lenders"), TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement dated as of September 1, 1998 (as amended to but excluding the date hereof, "Existing LSA" and, as amended hereunder, "Amended LSA"), pursuant to which the Lenders agreed to make loans to GSRP in accordance with the terms of Existing LSA;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA;

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA, as described and set forth below;

D. WHEREAS, Parent has obtained interim financing (the "BankBoston Interim Steamboat Project Advance") of $3,044,713 in respect of the Steamboat Project from BankBoston, N.A., as agent and as the sole lender under that certain Amended and Restated Credit Agreement, dated as of January 8, 1999 (as amended from time to time, the "Parent/BKB Credit Facility");

E. WHEREAS, in connection with such BankBoston Interim Steamboat Project Advance, the Administrative Agent assigned to BankBoston, N.A. all of the Steamboat Security Documents and the Lenders agreed in a letter among GSRP and the Lenders dated March 10, 1999 to remove the Steamboat Project from the financings contemplated under the Existing LSA and to permit GSRP to issue a guaranty in respect of the Parent's indebtedness under the Parent/BKB Credit Facility;

F. WHEREAS, Textron Financial Corporation, solely in its capacity as a lender under the Existing LSA (in such lending capacity only, "Textron") agreed to make, pursuant to that certain letter agreement (the "Overadvance Letter Agreement") between Textron and GSRP dated April 5, 1999, an overadvance of $2,211,304.86 (the "Overadvance") in respect of its Canyons Construction Project Advance Commitment, the proceeds of which were to be used by GSRP to pay construction costs of the Steamboat General Contractor in respect of the Steamboat Project and certain other expenses of GSRP;



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G.  WHEREAS,  on April 5,  1999  Textron  made the  Overadvance,  GSRP  used the proceeds to pay construction costs of the Steamboat General Contractor in respect of the Steamboat Project and certain other expenses of GSRP and BankBoston, N.A. commenced the reassignment to the Administrative Agent of all of the Steamboat Security Documents, the reassignment to Textron and Green Tree of their respective Steamboat Construction Project Advance Notes and Steamboat Inventory Advance Notes and the releasing of the guaranty issued by GSRP in respect of the Parent/BKB Credit Agreement; BankBoston, N.A. delivered to Textron a letter dated April 5, 1999 in which it confirmed the foregoing;

H. WHEREAS, the Overadvance Letter Agreement was not consented to by Green Tree Financial Servicing Corporation ("Green Tree") and, as a consequence thereof, Textron agreed in the Overadvance Letter Agreement that the Overadvance would be payable out of the proceeds of Collateral only after the Obligations under the Existing LSA (other than the Overadvance) were paid first;

I. WHEREAS, the Overadvance Letter Agreement contemplated the reassignment from BankBoston, N.A. of all of the Steamboat Security Documents and Steamboat
Obligations and the creation of a limited $12,000,000 aggregate Steamboat Construction Project Advance Commitment (the "Interim Steamboat Construction Project Advance Commitment") that would be available to GSRP during the period (the "Syndication Period") commencing on the First Amendment Closing Date (as hereinafter defined) and ending on the earlier of (a) July 6, 1999 or (b) the date (the "Full Syndication Date") on which both of the following events shall have occurred: (i) additional Steamboat Construction Project Advance Commitments and additional Canyons Construction Project Advance Commitments shall have been obtained by GSRP such that, after giving effect to the current commitments of Textron and Green Tree under the Amended LSA (after giving full effect to the repayment of the Loans in respect of the 1997 Projects) and such additional commitments, there would be in effect $45,200,000 of Canyons Construction Project Advance Commitments and $56,300,000 of Steamboat Construction Project Advance Commitments and (ii) GSRP shall have raised and funded, either itself or through a wholly-owned special purpose subsidiary (the "GSRP SPV"), as much mezzanine debt, up to a maximum amount of $25,000,000, as the Administrative Agent may require, which mezzanine debt would be junior and subordinate (on terms and conditions satisfactory to Textron and Green Tree) as to both payment and lien to the Obligations and the liens and security interests of the Administrative Agent in and to the Collateral (the "Mezzanine Debt");

J. WHEREAS, Textron has agreed to reallocate its current commitments under the Existing LSA in respect of the Steamboat Project and the Canyons Project such that (a) it shall maintain the Interim Steamboat Construction Project Advance Commitment and (b) it shall maintain a Canyons Construction Project Advance Commitment equal to the remainder of (i) $40,000,000 minus the sum of (A) the Interim Steamboat Construction Project Advance Commitment and (B) the aggregate of the outstanding principal balances of its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and its Mt. Snow Inventory Advance Note;


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K. WHEREAS,  Green Tree has agreed to reallocate its current  commitments  under the Existing LSA in respect of the Steamboat Project and the Canyons Project such that it shall maintain a Canyons Construction Project Advance Commitment equal to the remainder of (i) $30,000,000 minus the aggregate of the outstanding principal balances of its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and its Mt. Snow Inventory Advance Note;

L.  WHEREAS,  in  connection  with  the  consummation  of this  First  Amendment
Agreement, the Overadvance will be transferred from Textron's Canyons Construction Project Advance Commitment to the Interim Steamboat Construction Project Advance Commitment and from a utilization of the Canyons Construction Project Borrowing Base and the Canyons Construction Project Advance Note of Textron to the Steamboat Construction Project Borrowing Base and the Steamboat Construction Project Advance Note of Textron;

M. WHEREAS, Textron and Green Tree have agreed that any Steamboat Construction Project Advances made in respect of the Interim Steamboat Construction Project Advance Commitment (herein referred to as an "Interim Steamboat Construction Project Advance") will, in accordance with the Existing LSA, have a priority claim to the Steamboat collateral and cash flow as contemplated, for example, in
Section 2.5(d)(i) and Section 8.2(c)(i) of the Existing LSA, but that any claim in respect of such Interim Steamboat Construction Project Advances in and to the Cash Collateral Account will be subordinate and junior to the payment of all other Obligations unless and until Green Tree shall have decided, in its sole discretion, to participate in such Advances; this recital is not intended to have application to any Steamboat Construction Project Advances made after the Syndication Date as long as such Advances are not in respect of the Interim Steamboat Construction Project Advance Commitment;

N. WHEREAS, the Parent is entering into an Amended and Restated Forbearance Agreement with BankBoston, N.A. dated as of April 20, 1999 (the "Syndication Standstill Agreement"), a copy of which is attached hereto as Schedule 2;



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O. WHEREAS, Green Tree may, in its sole discretion, decide to participate in the
Interim Steamboat Construction Project Advance Commitment; if Green Tree should decide to do so, then, on and after the date on which Textron and Green Tree inform GSRP of this fact, in writing, each reference to the "Interim Steamboat Construction Project Advance Commitment" shall be deemed a reference to the portion thereof allocated by such writing to Textron and the portion thereof allocated by such writing to Green Tree; their respective Canyons Construction Project Advance Commitments will be adjusted to reflect the reduction thereof by the allocated amounts of their respective Interim Steamboat Construction Project Advance Commitments (in the case of Textron, such reduction of its Canyons Construction Project Advance Commitment will decrease from the $12,000,000 originally provided for herein and, in the case of Green Tree, such reduction will be new as there currently is no reduction in its Canyons Construction Project Advance Commitment in respect of the Interim Steamboat Construction
Project Advance Commitment); and Textron and Green Tree shall make such adjustments between themselves, as they shall have agreed to, in order to allocate any outstanding principal amount of the Interim Steamboat Construction Project Advances from the Steamboat Construction Project Advance Note of Textron to the Steamboat Construction Project Advance Note of Green Tree; all of the aforesaid amendments and modifications to the Existing LSA, as amended hereby, will be effected automatically, upon the delivery of said writing to GSRP, without the need for any further action on the part of any party hereto;

P. WHEREAS, it is the express intention of the parties hereto that all of the funding conditions in the Existing LSA applicable to Canyons Construction Project Advances shall continue to apply to each and every Canyons Construction Project Advance made prior, during or after the Syndication Period;

Q.  Intentionally Omitted;

R. WHEREAS, GSRP has revised the Budget for the Steamboat Project, a copy of which is attached hereto as Schedule 5; the Budget for the Canyons Project remains unmodified and the construction of the Canyons Project has progressed in accordance with such Budget and its construction timeline;

S. WHEREAS, the Parent and GSRP have revised the "Budget," as defined in the Parent/BKB Credit Facility, a copy of which is attached hereto as Schedule 6 (the "Parent Revised Budget"); the Parent Revised Budget has been approved by BankBoston, N.A.;

T. WHEREAS, the Parent currently intends to request during the Syndication Period draws under the Parent/BKB Credit Facility set forth on Schedule 7 attached hereto, which draws are consistent with the Parent Revised Budget and at a maximum aggregate $5,500,000;

U. WHEREAS, GSRP will be requesting during the Syndication Period Canyons Construction Project Advances set forth on Schedule 8 attached hereto, which draws are consistent with the Budget for the Canyons Project and at a maximum aggregate $11,204,501 (including the Canyons Interest Advances);

V. WHEREAS, GSRP will be requesting during the Syndication Period the Interim Steamboat Construction Project Advances set forth on Schedule 9 attached hereto, which advances are consistent with the revised Budget for the Steamboat Project and at a maximum aggregate $14,690,067 (including the Overadvance and Steamboat Interest Advances); GSRP acknowledges that the present level of the Interim Steamboat Construction Project Advance Commitment would require it to postpone or otherwise defer a portion of the aforesaid planned expenditures under, and consistent with the terms of, the Steamboat Construction Contract or obtain payment thereof from sources other than Interim Steamboat Construction Project Advances; and



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W. WHEREAS,  Textron,  BankBoston,  N.A. and GSRP have entered into that certain syndication letter, dated as of April 20, 1999 (the "Syndication Letter") pursuant to which GSRP has agreed to pay to Textron and BankBoston, N.A. certain fees in respect of the syndication of commitments thereunder;

         NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders' and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders and GSRP hereby agree as follows:

1.       RECITALS.

         The recitals are hereby incorporated into and made part of this First Amendment Agreement. Consistent with recital I above, the Lenders agree that, upon the incurrence of the Mezzanine Debt on terms and conditions acceptable to the Lenders, GSRP may, if required by the terms of the Mezzanine Debt, assign, transfer and contribute the Canyons Project and the Steamboat Project to the GSRP SPV (subject to all of the Liens provided for herein and in the other Security Documents) and, in connection therewith, the Lenders and GSRP shall amend the Amended LSA to add GSRP SPV as a co-borrower; such amendment to be in form and substance satisfactory to the Lenders and GSRP.

2.       STEAMBOAT PROJECT; SUGARBUSH PROJECT; SUGARLOAF PROJECT.

         Anything contained in any other written agreement or letter to the contrary notwithstanding, all of the Steamboat Security Documents and all of the Steamboat Construction Project Advance Notes and other Steamboat Project-related Collateral continues to be part of the Security Documents, Collateral and Obligations under the Existing LSA, as amended hereby. For purposes of the Amended LSA and all other Security Documents, Interim Steamboat Construction Project Advances shall be deemed to be Steamboat Construction Project Advances thereunder and, except as expressly provided for herein, all of the terms and provisions of the Amended LSA and other Security Documents shall be applicable thereto.

         All references to the Sugarbush Project and all "Sugarbush" defined terms and "Sugarbush" related exhibits and references in the Existing LSA and the other Security Documents are hereby deleted. No commitments under the Amended LSA shall exist in respect of the Sugarbush Project.

         All references to the Sugarloaf Project and all "Sugarloaf" defined terms and "Sugarloaf" related exhibits and references in the Existing LSA and the other Security Documents are hereby deleted. No commitments under the Amended LSA shall exist in respect of the Sugarloaf Project.



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3.       AMENDMENTS OF EXISTING LSA.

         The Existing LSA is hereby amended as follows:

                  (a) Amended and Restated Defined Terms. The defined terms in the recitals of this First Amendment Agreement are hereby incorporated into Section 1.1 of the Existing LSA in such a manner as to maintain the alphabetical ordering thereof. The following existing defined terms in the Existing LSA are hereby amended and restated in their entirety and the new terms set forth below are hereby added to Section 1.1 of the Existing LSA:

                           Aggregate  Construction  Project  Borrowing  Base  --
                  means, on any date, the result of (a) the Maximum Outstanding Loan Limit, minus (b) the sum of (i) the aggregate outstanding principal balance of all Inventory Advances as of such date and (ii) the aggregate outstanding principal balance of all Interest Advances as of such date.

                           Attitash  Inventory Required Lenders -- means any two
                  or more of the Attitash Inventory Advance Lenders having or holding 66-2/3% or more of the Attitash Loan Exposure.

                           Canyons Construction Project Borrowing Base -- means,
                  on any date and with respect to the Canyons Project, 80% of the aggregate amount of

                                    (a)  Construction   Costs  for  the  Canyons
                           Project, FF&E Costs for the Canyons Project and Sales, Marketing & Other Costs for the Canyons Project incurred and paid for by GSRP on or prior to such date in respect of the Canyons Project under and in accordance with the Budget for the Canyons Project plus

                                    (b) pre-development expenses and land values
                           (net of mortgage  debt) for such Project set forth on
                           Schedule 1 hereto,

                    provided that the "Canyons Project Borrowing Base" shall, in no case, exceed the lesser of:

                         (i) the remainder of (1)  $45,200,000  minus (2) 50% of
                    the original outstanding principal amount of the Mezzanine Debt, if any; and



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                                    (ii)  the   remainder  of  (A)  the  Maximum
                           Outstanding Loan Limit,  minus (B) the sum of (1) the
                           aggregate   outstanding   principal  balance  of  all
                           Construction  Project  Advances  other  than  Canyons
                           Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than Canyons Interest Advances as of such date.

                           Canyons  Construction  Project  Required  Lenders  --
                  means any two or more of the Canyons Construction Project Advance Lenders having or holding 66-2/3% or more of the Canyons Loan Exposure.

                           Canyons  Inventory  Required Lenders -- means any two
                  or more of the Canyons Inventory Advance Lenders having or holding 66-2/3% or more of the Canyons Loan Exposure.

                           First Amendment Agreement -- means that certain First
                  Amendment Agreement, dated as of April 5, 1999, to this Agreement.

                           Interest Rate -- means, with respect to the Steamboat
                  Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, (a) prior to the Full Syndication Date, the Original Prime Interest Rate and (b) on and after the Full Syndication Date, the New Prime Rate or the LIBOR Interest Rate, as may be selected by all of the Lenders that have made Advances in respect of the applicable Loan upon not less than 30 days' prior written notice to GSRP, provided that, in connection with the first Advance in respect of any such Loan, the selection of a Prime Interest Rate or a LIBOR Interest Rate shall be made contemporaneously with the making of such Advance and no advance notification need be given and provided further that, if no such selection or notification shall have been made, the Prime Interest Rate shall be deemed to have been selected with respect to the applicable Loan.

                           Jordan Bowl Inventory  Required  Lenders -- means any
                  two or more of the Jordan Bowl Inventory Advance Lenders having or holding 66-2/3% or more of the Jordan Bowl Loan Exposure.

                           Killington  Inventory  Required  Lenders -- means any
                  two or more of the Killington Inventory Advance Lenders having or holding 66-2/3% or more of the Killington Loan Exposure.

                           LIBOR  Interest  Rate -- means,  with  respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.50%, or

                           (b)      the sum of

                                            (i) the  remainder  (if positive) of
                                    (1) the sum of  2.50%  plus the  Prime  Rate
                                    then  in  effect   for  such   month   minus
                                    (2)One-Month LIBOR then in effect for such month, plus


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                                            (ii) One-Month  LIBOR then in effect
                                    for such month.

                  "One-Month LIBOR" shall mean, with respect to any calendar month, the rate published on the second London Business Day immediately preceding such calendar month in The Wall Street Journal (Eastern Coast edition published in the United States of America) for deposits maturing thirty (30) days after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)" or, if, but only if, the Wall Street Journal (East Coast edition published in the United States of America) ceases to exist or to be published or ceases to report the aforesaid rate, the rate per annum in respect of one month London inter-bank offered deposits as reported in another reputable United States of America financial publication or newspaper or on a reputable electronic service as may be designated, in either case, by the Administrative Agent.

                  If the eurodollar interest rate market ceases to function, or it becomes impossible, impractical or illegal to readily, currently and accurately determine One-Month LIBOR, or One-Month LIBOR no longer currently and accurately reflects the interest rates for obligations of a similar nature, term and amount as the Loan, then the Administrative Agent shall forthwith give notice thereof to GSRP and the Prime Interest Rate shall replace the LIBOR Interest Rate for all purposes hereunder. The Prime Interest Rate shall remain in place until the Administrative Agent shall determine that LIBOR Interest Rate is again reliably available.

                  Any other provision in this Agreement notwithstanding, in the event that any federal, state, local or foreign law or any governmental rule, regulation, treaty, policy, guideline or directive in respect thereof shall make it unlawful for any Lender to maintain its eurodollar funding of its respective portion of the Loan, then the LIBOR Interest Rate borne by such portion of the Loan shall automatically be converted to the Prime Interest Rate, as provided above, on the earlier of
                  (i) the first day of the then next calendar month and (b) immediately upon notification from such holder.

                  To the extent that the LIBOR Interest Rate is applicable, GSRP agrees to pay to each Lender all costs incurred by such Lender that are attributable to its portion of the Loan or the performance of its obligations hereunder and that occur by reason of the promulgation of any law, regulation or treaty or any change therein or in the application or interpretation thereof or by reason of the compliance by the Lender with any direction, requirement or request of any governmental authority, including, without limitation, any such cost resulting from (1) the imposition or amendment of any tax (other than a tax measured by the overall net income of the Lender), (2) the imposition or amendment of any reserve, special deposit or similar requirement against assets of, liabilities of, deposits with or for the account of, or loans by, the Lender or (3) the imposition or amendment of any capital requirements or provisions relating to capital adequacy that have the effect of reducing the rate of return on the Lender's capital as a consequence of the Loan (or its portion thereof) or its obligations hereunder to a level below that which it could have achieved but for such adoption, change or compliance. If such Lender has sold one or more participations in its share of the Loan, in accordance with the terms hereof, costs incurred by the participants thereof shall be deemed attributable to such share of the Loan for purposes of this paragraph, provided that GSRP shall not be required to reimburse such Lender for an amount greater than the amount that would have been due if such Lender had not sold participations hereunder. A certificate of the Lender delivered to GSRP in respect of the aforesaid costs shall be final and binding absent manifest error. Such costs shall be payable together with the then next scheduled interest payment hereunder.

                  For purposes of this definition, "London Business Day" means a day other than (aa) a Saturday, (bb) a Sunday or (cc) a day on which dealings in deposits in U.S. dollars are not transacted in the London interbank market.

                           Maximum  Outstanding  Loan  Limit  -  means,  at  any
                  time,(a) if no Mezzanine Debt is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV.

                         Mt. Snow Inventory Required Lenders -- means any two or
                    more of the Mt. Snow Inventory Advance Lenders having or holding 66-2/3% or more of the Mt. Snow Loan Exposure.

                           New Prime Interest Rate -- means, with respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.50%, or

                                    (b)     the sum of

                                            (i)      2.50%, plus

                                            (ii) the  Prime  Rate then in effect
                  for such month.

                  To the extent that the interest rate for any calendar month shall be based upon the Prime Rate, such Prime Rate shall be the Prime Rate in effect at 9:00 a.m. (Eastern time) on the 1st day of such month. The term "Prime Rate" shall mean the "prime rate" as announced from time to time by Chase Manhattan Bank, New York, New York or any successor thereto. In the event Chase Manhattan Bank, New York, New York or any successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by the Lender shall be used in calculating the Interest Rate. It is expressly agreed that the use of the term "prime rate" or any other similar designation is not intended to, nor does it, imply that said rate of interest is a preferred rate of interest or one which is offered by Chase Manhattan Bank, New York, New York or any successor thereto to its most creditworthy customers.

                           Original Prime  Interest Rate -- means,  with respect
                  to any calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.25%, or

                                    (b)     the sum of

                                            (i)      1.50%, plus

                                            (ii) the  Prime  Rate then in effect
                  for such month.

                  To the extent that the interest rate for any calendar month shall be based upon the Prime Rate, such Prime Rate shall be the Prime Rate in effect at 9:00 a.m. (Eastern time) on the 1st day of such month. The term "Prime Rate" shall mean the "prime rate" as announced from time to time by Chase Manhattan Bank, New York, New York or any successor thereto. In the event Chase Manhattan Bank, New York, New York or any successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by the Lender shall be used in calculating the Interest Rate. It is expressly agreed that the use of the term "prime rate" or any other similar designation is not intended to, nor does it, imply that said rate of interest is a preferred rate of interest or one which is offered by Chase Manhattan Bank, New York, New York or any successor thereto to its most creditworthy customers.

                           Steamboat  Construction  Project  Borrowing  Base  --
                  means, on any date and with respect to the Steamboat Project, 80% of the aggregate amount of

                                    (a)  Construction  Costs  for the  Steamboat
                           Project, FF&E Costs for the Steamboat Project and Sales, Marketing & Other Costs for the Steamboat Project incurred and paid for by GSRP on or prior to such date in respect of the Steamboat Project under and in accordance with the Budget for the Steamboat Project plus

                                    (b) pre-development expenses and land values
                           (net of mortgage  debt) for such Project set forth on
                           Schedule 1 hereto,

                  provided that the "Steamboat Construction Project Borrowing Base" shall, in no case, exceed the lesser of:

                                    (i) the remainder of (1)  $56,300,000  minus
                           (2) 50% of the original outstanding principal balance of the Mezzanine Debt, if any; and



                                    (ii)   the    remainder   of   (A)   Maximum
                           Outstanding Loan Limit, minus (B) the sum of (1) the aggregate outstanding principal balance of all Construction Project Advances other than Steamboat
                           Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than Steamboat Interest Advances as of such date.

                  (b) Amendment of Sections 2.1(a) and (b) of the Existing LSA. Sections 2.1(a) and (b) of the Existing LSA are hereby amended and restated in its entirety as follows:

                           2.1      Construction Project Advances.

                                    (a) Steamboat Construction Project Advances.
                           Except as provided in the final proviso to this clause (a), each of the Steamboat Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the Steamboat Project (such advances, with respect to the Steamboat Project, are individually referred to as a "*Steamboat Construction Project Advance" and collectively as the "*Steamboat Construction Project Advances") to GSRP from time to time during the Steamboat Commitment Period, provided that

                         (i) no Steamboat  Construction Project Advance shall be
                    made

                                                     (A)  unless  the   proceeds
                                            thereof  are to be used  to  satisfy
                                            Construction Costs in respect of the
                                            Steamboat  Project,  FF&E  Costs  in
                                            respect  of  the  Steamboat  Project
                                            and/or  Sales,   Marketing  &  Other
                                            Costs in  respect  of the  Steamboat
                                            Project  and  no  Equity  Moneys  or
                                            Mezzanine    Debt    proceeds    are
                                            available    that   are   designated
                                            pursuant   to  the  Budget  for  the
                                            Steamboat  Project  to  be  used  to
                                            satisfy such Costs;

                                                     (B) if the proceeds thereof
                                            are to be used to reimburse GSRP for
                                            any  Equity  Moneys  used to satisfy
                                            the minimum cash equity requirements
                                            for   the   Steamboat   Project   or
                                            Mezzanine   Debt,   in  each   case,
                                            previously     used    to    satisfy
                                            Construction Costs in respect of the
                                            Steamboat  Project,  FF&E  Costs  in
                                            respect  of  the  Steamboat  Project
                                            and/or  Sales,   Marketing  &  Other
                                            Costs in  respect  of the  Steamboat
                                            Project  (provided that the proceeds
                                            may be used to repay the  BankBoston
                                            Interim  Steamboat  Project  Advance
                                            per  Part  II of  Schedule  1 to the
                                            First Amendment Agreement);

                                                     (C) if a  Default  or Event
                                            of Default shall then exist that has
                                            not  been  waived  by the  Steamboat
                                            Construction     Project    Required
                                            Lenders, and

                                                     (D) if the aggregate amount
                                            of the purchase prices payable under
                                            Validated Contracts arising from the
                                            sale   of   Steamboat   Quartershare
                                            Interests is less than  $16,500,000,
                                            provided that,  until the earlier of
                                            (I)  December  31,  1999 and (II) 60
                                            days after GSRP shall have  obtained
                                            its subdivision license in Colorado,
                                            GSRP may  satisfy  the  requirements
                                            under  this  clause  (D)  by  having
                                            Reservation   Contracts   having  an
                                            aggregate  amount of purchase prices
                                            of not less than $23,700,000;

                                            (ii) (A) on the  date of the  making
                                    of  any   Steamboat   Construction   Project
                                    Advance  (and after giving  effect  thereto)
                                    the aggregate  outstanding  principal amount
                                    of all  Construction  Project  Advances made
                                    hereunder   with   respect  to  all  of  the
                                    Projects  shall  not  exceed  the  Aggregate
                                    Construction    Project    Borrowing   Base,
                                    determined  as of such date,  and (B) on the
                                    date  of  the   making   of  any   Steamboat
                                    Construction  Project Advance hereunder (and
                                    after giving  effect  thereto) the aggregate
                                    original  principal  amount of all  Advances
                                    made    hereunder     shall    not    exceed
                                    $177,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                                            (iii) on the date of the  making  of
                                    any Steamboat  Construction  Project Advance
                                    (and after  giving  effect  thereto) (A) the
                                    aggregate  original  principal amount of all
                                    Steamboat Construction Project Advances made
                                    hereunder   shall  not   exceed  the  amount
                                    described in clause (a) of the definition of
                                    Steamboat   Construction  Project  Borrowing
                                    Base  (without  giving effect to the proviso
                                    with respect thereto)  determined as of such
                                    date  and (B) on the date of the  making  of
                                    any Steamboat  Construction  Project Advance
                                    (and  after  giving   effect   thereto)  the
                                    aggregate  outstanding  principal  amount of
                                    all Steamboat  Construction Project Advances
                                    and all  Steamboat  Interest  Advances  made
                                    hereunder  shall not  exceed  the  Steamboat
                                    Construction    Project    Borrowing   Base,
                                    determined as of such date (inclusive of the
                                    proviso   set   forth   in  the   definition
                                    thereof);

                                            (iv) the original  principal  amount
                                    of  each  Steamboat   Construction   Project
                                    Advance   to   be   made   in   respect   of
                                    Construction Costs of the Steamboat Project,
                                    at the  time of the  making  thereof,  shall
                                    have been  determined by excluding from such
                                    Construction Costs a contractor's  retainage
                                    of not less than 10% of the  first  one-half
                                    of the applicable  Construction  Costs (such
                                    10% so reserved  from any such  Construction
                                    Costs  is   referred   to   herein   as  the
                                    "Steamboat  Retainage  Amount;" for purposes
                                    of the  avoidance  of doubt,  the  Steamboat
                                    Retainage  Amount  shall be  based  upon the
                                    full amount of certified  Construction Costs
                                    for the  Steamboat  Project and shall remain
                                    as  a  retainage  until  the  final  payment
                                    thereof),  provided that, in connection with
                                    the  Steamboat   Final   Construction   Cost
                                    Advance and subject to the  requirements  of
                                    Section 6.4  hereof,  this clause (iv) shall
                                    not  operate  and the  aggregate  unutilized
                                    Steamboat  Retainage  Amounts  may  then  be
                                    borrowed  in  their  entirety  and  provided
                                    further that the  Administrative  Agent,  as
                                    directed  by  the   Steamboat   Construction
                                    Project  Required  Lenders  and upon  GSRP's
                                    submission  of a  written  request  therefor
                                    (which  request  shall  be  based  upon  the
                                    completion  of  construction   work  at  the
                                    Steamboat  Project by a subcontractor  or by
                                    the  General  Contractor  for the  Steamboat
                                    Project  and the  desire of GSRP to pay such
                                    subcontractor or the General  Contractor for
                                    such work),  may agree to advance any or all
                                    of  such  unutilized   Steamboat   Retainage
                                    Amounts prior to the making of the Steamboat
                                    Final Construction Cost Advance upon such terms and conditions as it may require;

                                            (v) the original principal amount of
                                    the  Steamboat   Final   Construction   Cost
                                    Advance,  assuming  compliance  with clauses
                                    (ii) and (iii) above,  shall not exceed 100%
                                    of the  aggregate  amount  of the  Steamboat
                                    Retainage  Amounts then owing to the General
                                    Contractor  for the Steamboat  Project under
                                    the Construction  Contract for the Steamboat
                                    Project,  as of the  date of the  making  of
                                    such  *Steamboat  Final   Construction  Cost
                                    Advance;

                                            (vi)  no  more  than  one  Steamboat
                                    Construction Project Advance shall be made during any weekly period and no Steamboat Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                                            (vii)  each  Steamboat  Construction
                                    Project Advance shall only relate or be attributable only to the Steamboat Project; and

                                            (viii)  no  Steamboat   Construction
                                    Project  Advance  shall be in an  amount  of
                                    less   than   $50,000   and   no   Steamboat
                                    Construction  Project  Advance shall be made
                                    until  Lenders  shall have been obtained and
                                    have agreed hereunder to provide commitments
                                    of  at  least   $56,300,000   of   Steamboat
                                    Construction     Project     Advances    and
                                    $46,200,000 of Canyons  Construction Project
                                    Advances  (counting  with  respect  to  such
                                    amount  the  Canyons   Construction  Project
                                    Advance  Commitments  of  Textron  Financial
                                    Corporation   and   Green   Tree   Financial
                                    Servicing Corporation);

                           provided that, with respect to the making of any Steamboat Construction Project Advance in respect of the Interim Steamboat Construction Project Advance Commitment (an "Interim Steamboat Construction Project Advance"), the conditions set forth on Part 1 of Schedule 1 to the First Amendment Agreement and not the conditions set forth above shall be applicable;

                                    (b) Canyons  Construction  Project Advances.
                           Each of the Canyons Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the Canyons Project (such advances, with respect to the Canyons Project, are individually referred to herein as a "Canyons Construction Project Advance" and collectively as the "Canyons Construction Project Advances") to GSRP from time to time during the Canyons Commitment Period, provided that

                         (i) no Canyons  Construction  Project  Advance shall be
                    made

                                                     (A)  unless  the   proceeds
                                            thereof  are to be used  to  satisfy
                                            Construction Costs in respect of the
                                            Canyons   Project,   FF&E  Costs  in
                                            respect  of  the   Canyons   Project
                                            and/or  Sales,   Marketing  &  Other
                                            Costs  in  respect  of  the  Canyons
                                            Project  and  no  Equity  Moneys  or
                                            Mezzanine  Debt are  available  that
                                            are designated to be used to satisfy
                                            such  Costs  pursuant  to the Budget
                                            for the Canyons Project;

                                                     (B) if the proceeds thereof
                                            are to be used to reimburse GSRP for
                                            any  Equity  Moneys  used to satisfy
                                            cash minimum equity requirements for
                                            the  Canyons  Project  or  Mezzanine
                                            Debt, in each case,  previously used
                                            to  satisfy  Construction  Costs  in
                                            respect of the Canyons Project, FF&E
                                            Costs  in  respect  of  the  Canyons
                                            Project  and/or  Sales,  Marketing &
                                            Other   Costs  in   respect  of  the
                                            Canyons Project;

                                                     (C) if a  Default  or Event
                                            of Default shall then exist that has
                                            not  been   waived  by  the  Canyons
                                            Construction     Project    Required
                                            Lenders, and

                                                     (D) if the aggregate amount
                                            of the purchase prices payable under
                                            Validated Contracts arising from the
                                            sale   of    Canyons    Quartershare
                                            Interests is less than $31,700,000;

                                            (ii) (A) on the  date of the  making
                                    of any Canyons  Construction Project Advance
                                    (and  after  giving   effect   thereto)  the
                                    aggregate  outstanding  principal  amount of
                                    all   Construction   Project  Advances  made
                                    hereunder   with   respect  to  all  of  the
                                    Projects  shall  not  exceed  the  Aggregate
                                    Construction    Project    Borrowing   Base,
                                    determined  as of such date,  and (B) on the
                                    date   of  the   making   of   any   Canyons
                                    Construction  Project Advance hereunder (and
                                    after giving  effect  thereto) the aggregate
                                    original  principal  amount of all  Advances
                                    made    hereunder     shall    not    exceed
                                    $177,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                                            (iii) on the date of the  making  of
                                    any  Canyons  Construction  Project  Advance
                                    (and after  giving  effect  thereto) (A) the
                                    aggregate  original  principal amount of all
                                    Canyons  Construction  Project Advances made
                                    hereunder   shall  not   exceed  the  amount
                                    described in clause (a) of the definition of
                                    Canyons  Construction Project Borrowing Base
                                    (without  giving  effect to the proviso with
                                    respect thereto)  determined as of such date
                                    and  (B) on the  date of the  making  of any
                                    Canyons  Construction  Project  Advance (and
                                    after giving  effect  thereto) the aggregate
                                    outstanding  principal amount of all Canyons
                                    Construction   Project   Advances   and  all
                                    Canyons Interest Advances made hereunder shall not exceed the Canyons Construction Project Borrowing Base, determined as of such date (inclusive of the proviso set forth in the definition thereof);

                                            (iv) the original  principal  amount
                                    of each Canyons Construction Project Advance
                                    to be made in respect of Construction  Costs
                                    of the Canyons  Project,  at the time of the
                                    making  thereof,  shall have been determined
                                    by excluding from such Construction  Costs a
                                    contractor's  retainage of not less than 10%
                                    of the  first  one-half  of  the  applicable
                                    Construction  Costs  (such  10% so  reserved
                                    from any such Construction Costs is referred
                                    to herein as the "Canyons Retainage Amount;"
                                    for purposes of the avoidance of doubt,  the
                                    Canyons Retainage Amount shall be based upon
                                    the full  amount of  certified  Construction
                                    Costs  for the  Canyons  Project  and  shall
                                    remain  as  a  retainage   until  the  final
                                    payment   thereof),    provided   that,   in
                                    connection    with   the    Canyons    Final
                                    Construction Cost Advance and subject to the
                                    requirements  of Section  6.4  hereof,  this
                                    clause   (iv)  shall  not  operate  and  the
                                    aggregate   unutilized   Canyons   Retainage
                                    Amounts   may  then  be  borrowed  in  their
                                    entirety  and  provided   further  that  the
                                    Administrative  Agent,  as  directed  by the
                                    Canyons    Construction   Project   Required
                                    Lenders  and  upon  GSRP's  submission  of a
                                    written  request   therefor  (which  request
                                    shall  be  based  upon  the   completion  of
                                    construction  work at the Canyons Project by
                                    a subcontractor or by the General Contractor
                                    for the  Canyons  Project  and the desire of
                                    GSRP  to  pay  such   subcontractor  or  the
                                    General Contractor for such work), may agree
                                    to  advance  any or all of  such  unutilized
                                    Canyons   Retainage  Amounts  prior  to  the
                                    making  of the  Canyons  Final  Construction
                                    Cost Advance upon such terms and conditions as it may require;

                                            (v) the original principal amount of
                                    the Canyons Final Construction Cost Advance,
                                    assuming  compliance  with  clauses (ii) and
                                    (iii)  above,  shall not exceed  100% of the
                                    aggregate  amount of the  Canyons  Retainage
                                    Amounts then owing to the General Contractor
                                    for   the   Canyons    Project   under   the
                                    Construction   Contract   for  the   Canyons
                                    Project,  as of the  date of the  making  of
                                    such   Canyons   Final   Construction   Cost
                                    Advance;

                                            (vi)  no  more   than  one   Canyons
                                    Construction Project Advance shall be made during any weekly period and no Canyons Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                                            (vii)  each   Canyons   Construction
                                    Project Advance shall only relate or be attributable only to the Canyons Project; and

                                            (viii)   no   Canyons   Construction
                                    Project Advance shall be in an amount of less than $50,000.


                  (c)  References  to  $200,000,000   and  $145,000,000  in  the
         Existing LSA. All references to "$200,000,000" in the Existing LSA and in any other Security Documents are hereby automatically modified to refer to "$177,000,000" without the need or requirement of any additional action by any party hereto. All references to "$145,000,000" in the Existing LSA and in any other Security Documents are hereby automatically modified to refer to the "Maximum Outstanding Loan Limit" without the need or requirement of any additional action by any party hereto.

                  (d) Amendment of Section  2.3(c)(i).  There is hereby added to
         Section 2.3(c) (i) of the Existing LSA the following last sentence:

                           For the  avoidance  of doubt,  each of the  Steamboat
                  Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan, shall bear interest at the Original Prime Interest Rate and on and after the Full Syndication Date shall bear interest at the New Prime Interest Rate or the LIBOR Interest Rate and the appropriate Project Required Lenders may elect which rate shall apply, as provided for in the definition of "Interest Rate."

                  (d) Section 2.5(c) of the Existing LSA. Section 2.5(c) of the Existing LSA is hereby amended and restated in its entirety as follows:

                  (e)      Borrowing Base Prepayments.

                           (i)  If  on  any  date  the   aggregate   outstanding
                  principal amount of the Loan shall exceed the Aggregate Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay ratably each outstanding Advance.

                           (ii)  If  on  any  date  the  aggregate   outstanding
                  principal amount of the Steamboat Loan shall exceed the Steamboat Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the Steamboat Loan, provided that, during the Syndication Period, the Steamboat Construction Borrowing Base shall be limited to 80% of the aggregate amount of Construction Costs and interest costs for the Steamboat Project and shall, in no case, exceed $12,000,000 .

                           If on any date the  aggregate  outstanding  principal
                  amount of the Canyons Loan shall exceed the Canyons Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the Canyons Loan.

                           (iii) If on each of the following test dates the aggregate outstanding principal amount of all Inventory Advances (other the Inventory Advances in respect of the 1997 Projects) exceeds the maximum outstanding principal amount of Inventory Advances set forth below, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof ratably to all Inventory Advances (other than Inventory Advances in respect of the 1997 Projects):




----------------------------------------------------------- ========================================================

                        Test Date                              Maximum Outstanding Principal Amount of Inventory
                                                                                   Advances
----------------------------------------------------------- ========================================================
----------------------------------------------------------- ========================================================
March 31, 2001                                              the remainder of (1) $60,000,000 minus (2) the
                                                            original outstanding principal amount of the Mezzanine
                                                            Debt, if any
----------------------------------------------------------- ========================================================
----------------------------------------------------------- ========================================================

September 30, 2001                                          the remainder of (1) $40,000,000 minus (2) the
                                                            original outstanding principal amount of the Mezzanine
                                                            Debt, if any
----------------------------------------------------------- ========================================================
----------------------------------------------------------- ========================================================

March 31, 2002                                              the remainder of (1) $15,000,000 minus (2) the
                                                            original outstanding principal amount of the Mezzanine
                                                            Debt, if any
----------------------------------------------------------- ========================================================
----------------------------------------------------------- ========================================================


----------------------------------------------------------- ========================================================

                  (f) Cash Collateral Account. For so long as any Interim Steamboat Construction Project Advance is outstanding, no moneys from the Cash Collateral Account or in respect of any Borrowing Base prepayment (other than in respect of the Steamboat Construction Project Borrowing Base) shall be allocated or distributed in respect thereof unless and until all other Obligations shall have been paid in full, provided that this clause (f) shall have no effect on and after the Full Syndication Date or, if earlier, the date on which Green Tree shall have elected, in its sole discretion, to participate in the Interim Steamboat Construction Project Advance, as contemplated in recital O of this First Amendment Agreement.

                  (g) Amendment of Steamboat Construction Project Advance Commitment and Steamboat Inventory Advance Commitment. The Steamboat Construction Project Advance Commitment of Textron is hereby decreased to $0, provided that, as set forth in recital I of this First Amendment Agreement, Textron hereby extends the Interim Steamboat Construction Project Advance Commitment to GSRP for the Syndication Period (subject to any adjustments with respect thereto contemplated in recital O of this First Amendment Agreement). The Steamboat Construction Project Advance Commitment of Green Tree is hereby decreased to $0 subject to its decision to participate in the Interim Steamboat Construction Project Commitment, as set forth in recital O of this First Amendment Agreement. The Steamboat Inventory Advance Commitment of Textron is hereby decreased to $0. The Steamboat Inventory Advance Commitment of Green Tree is hereby decreased to $0. For the avoidance of doubt, neither Textron nor Green Tree shall have any obligation or commitment to extend any Steamboat Construction Project Advances or Steamboat Inventory Advances, provided that, for so long as the conditions precedent set forth on Part 1 to Schedule 1 to this First Amendment Agreement are satisfied and then only during the Syndication Period, Textron (and, to the extent, but only to extent, provided for in recital O of the First Amendment Agreement, Green Tree) will extend Interim Steamboat Construction Project Advances to GSRP pursuant to the Interim Steamboat Project Advance Commitment.

         The Steamboat Construction Project Advance Note of Textron is hereby amended to reflect the above as is Textron's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Textron, reflecting the above and Textron shall attach it to said Steamboat Construction Project Advance Note. The Steamboat Construction Project Advance Note of Green Tree is hereby amended to reflect the above as is Green Tree's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Green Tree, reflecting the above and Green Tree shall attach it to said Steamboat Construction Project Advance Note. The Steamboat Inventory Advance Note of Textron is hereby amended to reflect the above as is Textron's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Textron, reflecting the above and Textron shall attach it to said Steamboat Inventory Advance Note. The Steamboat Inventory Advance Note of Green Tree is hereby amended to reflect the above as is Green Tree's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Green Tree, reflecting the above and Green Tree shall attach it to said Steamboat Inventory Advance Note.

                         (h) Amendment of Canyons  Construction  Project Advance
                    Commitment and Canyons Inventory Advance Commitment.


                         (i) Textron's current Canyons Construction Project Advance Commitment is hereby increased from


                                    (A)  $6,516,768.21  + {50% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by
                           Textron up to a maximum of $8,483,231.79} -- the total possible amount of Canyons Construction Project Advance Commitment shall not exceed $15,000,000 to

                                    (B) $28,128,755.86 + {100% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Textron up to a maximum of $11,871,244.14} + (without duplication) {100% of the principal amount of the portion of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and/or the Mt. Snow Inventory Advance Note sold and assigned by Textron after the First Amendment Closing Date pursuant to Section 2.6(b) of the Amended LSA and 100% of the principal amount of the participations granted by Textron after the First Amendment Closing Date in and to its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and/or its Mt. Snow Inventory Advance Note pursuant to Section 2.6(a) of the Amended LSA} -- the total possible amount of Canyons Construction Project Advance Commitment shall not exceed $40,000,000 -- minus, in any case, (1) during the Syndication Period, the Interim Steamboat Construction Project Advance Commitment and (2) after the Syndication Period, the aggregate outstanding principal amount of all Interim Steamboat Construction Project Advances and Steamboat Interest Advances made during the Syndication Period unless the Full Syndication Date shall have occurred and such Advances shall have been consequently recharacterized as Steamboat Construction Project Advances and Steamboat Interest Advances made during the Steamboat Commitment Period (the Syndication Period not being deemed, for purposes of this subclause (B), as part of the Steamboat Commitment Period) in which case this clause (2) shall be deemed to be $0; clauses (1) and
                           (2) above are subject in any case to the adjustments contemplated in recital O of this First Amendment Agreement.

                  The Canyons Construction Project Advance Note of Textron is hereby amended to reflect the above as is Textron's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Textron, reflecting the above and Textron shall attach it to said Note.

                         (ii)  Textron's   current  Canyons   Inventory  Advance
                    Commitment is hereby increased from


                                    (A)  $6,516,768.21  + {50% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by
                           Textron up to a maximum of $8,483,231.79} -- the total possible amount of Canyons Inventory Advance Commitment shall not exceed $15,000,000 to

                                    (B) $28,128,755.86 + {100% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Textron up to a maximum of $11,871,244.14} + (without duplication) {100% of the principal amount of the portion of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and/or the Mt. Snow Inventory Advance Note sold and assigned by Textron after the First Amendment Closing Date pursuant to Section 2.6(b) of the Amended LSA and 100% of the principal amount of the participations granted by Textron after the First Amendment Closing Date in and to its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and/or its Mt. Snow Inventory Advance Note pursuant to Section 2.6(a) of the Amended LSA} -- the total possible amount of Canyons Inventory Advance Commitment shall not exceed $40,000,000 minus, in any case, the aggregate outstanding principal amount of all Interim Steamboat Construction Project Advances and Steamboat Interest Advances made during the Syndication Period unless the Full Syndication Date shall have occurred and such Advances shall have been consequently recharacterized as Steamboat Construction Project Advances and Steamboat Interest Advances made during the Steamboat Commitment Period (the Syndication Period not being deemed for purposes of this subclause (B) to be part of the Steamboat Commitment Period) in which case nothing shall be subtracted from the foregoing amounts; clauses (1) and (2) above are subject in any case to the adjustments contemplated in recital O of the First Amendment .

                  The Canyons Inventory Advance Note of Textron is hereby amended to reflect the above as is Textron's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Textron, reflecting the above and Textron shall attach it to said Note.

                           (iii)  Green  Tree's  current  Canyons   Construction
                  Project Advance Commitment is hereby increased from

                                    (A)  $6,516,768.21  + {50% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Green Tree up to a maximum of $8,483,231.79} -- the total possible amount of Canyons Construction Project Advance Commitment shall not exceed $15,000,000 to

                                    (B) $18,128,755.86 + {100% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Green Tree up to a maximum of $11,871,244.14} + (without duplication) {100% of the principal amount of the portion of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and/or the Mt. Snow Inventory Advance Note sold and assigned by Green Tree after the First Amendment Closing Date pursuant to Section 2.6(b) of the Amended LSA and 100% of the principal amount of the participations granted by Green Tree after the First Amendment Closing Date in and to its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and/or its Mt. Snow Inventory Advance Note pursuant to Section 2.6(a) of the Amended LSA} -- the total possible amount of Canyons Construction Project Advance Commitment shall not exceed $30,000,000 (subject to ratable adjustments as contemplated in Textron's Canyons Construction Project Advance Commitment in the case that Green Tree shall acquire a part of the Interim Steamboat Construction Project Advance Commitment and the Interim Steamboat Construction Project Advances, as contemplated in recital O of this First Amendment Agreement).

                  The Canyons Construction Project Advance Note of Green Tree is hereby amended to reflect the above as is Green Tree's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Green Tree, reflecting the above and Green Tree shall attach it to said Note.

                         (iv) Green Tree's  current  Canyons  Inventory  Advance
                    Commitment is hereby increased from


                                    (A)  $6,516,768.21  + {50% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Green Tree up to a maximum of $8,483,231.79} -- the total possible amount of Canyons Inventory Advance Commitment shall not exceed $15,000,000 to

                                    (B) $18,128,755.86 + {100% of each dollar of
                           principal repaid in respect of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and the Mt. Snow Inventory Advance Note held by Textron up to a maximum of $11,871,244.14} + (without duplication) {100% of the principal amount of the portion of the Jordan Bowl Inventory Advance Note, the Attitash Inventory Advance Note, the Killington Inventory Advance Note and/or the Mt. Snow Inventory Advance Note sold and assigned by Green Tree after the First Amendment Closing Date pursuant to Section 2.6(b) of the Amended LSA and 100% of the principal amount of the participations granted by Green Tree after the First Amendment Closing Date in and to its Jordan Bowl Inventory Advance Note, its Attitash Inventory Advance Note, its Killington Inventory Advance Note and/or its Mt. Snow Inventory Advance Note pursuant to Section 2.6(a) of the Amended LSA} -- the total possible amount of Canyons Inventory Advance Commitment shall not exceed $30,000,000 (subject to ratable adjustments as contemplated in Green Tree's Canyons Inventory Advance Commitment in the case that Green Tree shall acquire a part of the Interim Steamboat Construction Project Advance Commitment and the Interim Steamboat Construction Project Advances, as contemplated in recital O of this First Amendment Agreement).

                  The Canyons Inventory Advance Note of Green Tree is hereby amended to reflect the above as is Green Tree's signature block to the Existing LSA. GSRP shall execute and deliver an allonge, in form and substance satisfactory to Green Tree, reflecting the above and Green Tree shall attach it to said Note.

                  (i) Section 2.6(b) of the Existing LSA. Section 2.6(b) of the Existing LSA is hereby amended and restated in its entirety as follows:

                           (b) Assignments. Each Lender shall have the right, at
                  any time, to sell, assign or transfer to any Eligible Assignee all or any part of its Commitment or its Pro Rata Share of the Steamboat Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, as the case may be, provided that

                                    (i) No Lender  shall  assign any part of its
                           Loan prior to the Full Syndication Date without the prior written consent of GSRP, which shall not be unreasonably withheld; after the Full Syndication Date, no consent of GSRP shall be required;

                                    (ii) no such sale,  assignment  or  transfer
                           shall, without the prior written consent of GSRP, require GSRP to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment or transfer under the securities laws of any state,

                                    (iii) no such sale,  assignment  or transfer
                           shall be effective unless and until an assignment agreement effecting such sale, assignment or transfer, in form and substance reasonably satisfactory to the Administrative Agent, shall have been accepted by the Administrative Agent, and

                                    (iv) no such sale,  assignment  or  transfer
                           shall  be   effected   in  an  amount  of  less  than
                           $1,000,000.

                  To the extent of any such assignment in accordance with the requirements of this Section 2.6(b), the assigning Lender shall be relieved of its obligations with respect to its respective Commitment and the portion of such Loan or Loans so assigned that corresponds to such Commitment. Upon such execution, delivery and acceptance from and after the effective date specified in the aforesaid assignment agreement, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment agreement, shall have the rights and obligations of a Lender hereunder that corresponds to the portion of the Loan so assigned and
                  (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment agreement, relinquish its rights and be released from its obligations under this Agreement to the extent of the portion of such Loan or Loans so assigned. The appropriate Commitments hereunder shall be modified to reflect the acceptance of the assigned portion of the appropriate Commitment by such assignee and to reflect any remaining Commitment of such assigning Lender not so assigned and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Note to GSRP for cancellation, and thereupon new Notes shall be issued by GSRP to the assignee and to the assigning Lender, substantially in the form of Exhibits E-1, E-2, E-3, E-4, E-5, E-6, E-7, E-8, E-9, E-10,
                  E-11 or E-12, as the case may be, attached hereto with appropriate insertions, to reflect the new appropriate Commitments of the assignee and the assigning Lender. Except as otherwise provided in this Section 2.6(b) and in Section 2.3(a)(i) hereof, no Lender shall, as between GSRP and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of all or any part of its Commitment or its Pro Rata Share of the Loan.

                  (j) Section 2.7 of the Existing LSA. Section 2.7 of the Existing LSA is hereby amended and restated in its entirety as follows:

                           2.7      Commitment Fee.

                           In  connection  with the  Existing LSA (as defined in
                  the First Amendment Agreement), GSRP paid to Textron Financial Corporation $600,000 for the $60,000,000 amount of commitments provided for therein. Such fee was paid to Textron Financial Corporation in its individual capacity and not as the Administrative Agent or lender. GSRP hereby agrees that such fees were fully earned and are nonrefundable. GSRP acknowledges that Textron Financial Corporation has earned a $100,000 fee in connection with its increase in its overall commitments from $30,000,000 to $40,000,000 in the First Amendment Agreement and such $100,000 fee shall be due and payable from the first Canyons Construction Project Advance or the first Steamboat Construction Project Advance made after the First Amendment Closing Date. Further syndication fees are payable to Textron Financial Corporation as provided for in the Syndication Letter. Except as specifically set forth above, no further fees are due and payable to Textron Financial Corporation under this Section 2.7. GSRP hereby acknowledges its obligations to pay such fees to Textron Financial Corporation and further acknowledges that Textron Financial Corporation has no obligation to obtain such commitments and has not assured GSRP in any way of the success of the same. No Lender (other than Textron Financial Corporation) shall have any rights under this Section 2.7.

                  (k) New Section 3.15(c). A new section 3.15(c) is hereby to the Existing LSA:

                                    (c)     Upgrading of Quartershare Interests.
                                            If

                                            (i) the  Administrative  Agent shall
                                    have   executed  and  delivered  to  GSRP  a
                                    partial release of a Blanket Mortgage in connection with the sale of a Quartershare Interest, as provided for under Section 3.15(a) above,

                                            (ii) the  Administrative  Agent  was
                                    paid the full Release Price in respect of the sale of such Quartershare Interest under said Section 3.15(a), and

                                            (iii) GSRP and the Purchaser of such
                                    Quartershare Interest shall have, subsequent
                                    to the  consummation  of the  sale  of  such
                                    Quartershare    Interest,    determined   to
                                    "upgrade" such Quartershare Interest and, in
                                    connection  therewith,  shall  have  entered
                                    into  the  appropriate   sale  and  exchange
                                    documents    (all   of   which    shall   be
                                    satisfactory   to   Administrative    Agent)
                                    whereby the Purchaser of such "originally" acquired Quartershare Interest is to convey such Quartershare Interest back to GSRP and is to enter into a Contract to purchase the "upgraded" Quartershare Interest, then the Administrative Agent shall apply the release procedures set forth in Section 3.15(a) above with respect to the consummation of the sale of such "upgraded" Quartershare Interest upon the following conditions (which shall be in addition to the conditions set forth in Section 3.15(a) above and shall take precedence over any conflicting conditions set forth in said Section 3.15(a)):

                                            (1) the  Contract  for  the  sale of
                                    such "upgraded"  Quartershare Interest shall
                                    be   consummated   and,    contemporaneously
                                    therewith, the Purchaser shall have conveyed
                                    to  GSRP,   via  a  warranty  deed  and  for
                                    valuable  consideration,   the  "originally"
                                    acquired Quartershare Interest subject to no liens or encumbrances other than those that encumbered such Quartershare Interest when it was sold to such Purchaser by GSRP,

                                            (2) the  exchange of the  "upgraded"
                                    Quartershare  Interest for the  "originally"
                                    acquired  Quartershare  Interest  shall  not
                                    have  been  consummated  more  than 180 days
                                    after the  consummation  of the  purchase of
                                    the   "originally"   acquired   Quartershare
                                    Interest,

                                            (3) all other exchange documentation
                                    entered   into   between   GSRP,   and  such
                                    Purchaser   shall  be  satisfactory  to  the
                                    Administrative Agent,

                                            (4) no Default or Event of Default
                                    shall then exist,

                                            (5) the applicable  Purchaser  shall
                                    not have been the subject of a prior use of this Section 3.15(c) with respect to any Quartershare Interest previously purchased by such Purchaser,

                                            (6) the Release  Price to be paid in
                                    respect  of  the   "upgraded"   Quartershare
                                    Interest   shall   be  the   remainder   (if
                                    positive) of (A) the Release Price otherwise
                                    payable  in   respect  of  such   "upgraded"
                                    Quartershare  Interest minus (B) the Release
                                    Price paid in  respect  of the  "originally"
                                    acquired   Quartershare  Interest  (for  the
                                    avoidance of doubt, the Release Price for such "upgraded" Quartershare Interest will be $0 if subclause (B) above is greater than subclause (A) above), and

                                            (7)   the   "originally"    acquired
                                    Quartershare   Interest,   which   has  been
                                    contemporaneously  reacquired  by GSRP  from
                                    such  Purchaser,   shall  be  added  to  the
                                    Collateral  and made  subject  once again to
                                    the   Blanket   Mortgage   that   originally
                                    encumbered it (pursuant to a modification to
                                    such   Blanket   Mortgage   which  shall  be
                                    satisfactory to the Administrative Agent) and an appropriate endorsement to the Title Insurance Policy {Blanket}, at the sole cost of GSRP, reflecting such addition shall be delivered to the Administrative Agent (for the avoidance of doubt, the Release Price of such Quartershare Interest shall be its original Release Price).

                  (l) Conditions Precedent. Sections 6.2, 6.3, 6.5, 6.6, 6.7, 6.8, and 6.9 of the Existing LSA shall not be applicable to any Interim Steamboat Construction Project Advance during the Syndication Period.
         Schedule 1 attached hereto contains all conditions precedent applicable to such Interim Steamboat Construction Project Advances. GSRP represents and warrants to the Lenders and the Administrative Agent that all deliveries and other conditions set forth in Section 6.1 with respect to the Steamboat Construction Project Advances have been made and/or satisfied.

                  (m) Section 7.6 of the Existing LSA. Section 7.6 of the Existing LSA is amended and restated in its entirety as follows:

                  GSRP shall not become or be liable in respect of any guaranty except (a) the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, (b) the guarantees provided for under the Parent Indenture, provided that such guarantees are unsecured and junior and subordinate in payment to the Obligations as provided for in the ASC Indenture as of the Closing Date and (c) that certain guaranty issued by GSRP in favor of BankBoston, N.A. under the Parent/BKB Credit Facility, which guaranty, GSRP hereby represents and warrants, has been released in connection with the making of the Overadvance by Textron. The Borrower shall not consent to or permit any modification or change in any of the terms and provisions of any of the subordination provisions referred to in clause (b) above. GSRP undertakes to cause the Obligations hereunder to be"Designated Senior Debt" under, and as defined in, the ASC Indenture to the extent that the "Senior Agent," as such term is defined in the ASC Indenture, has agreed to the same.

                  (n) Section 8.1(h) of the Existing LSA. Section 8.1(h) of the Existing LSA is hereby amended and restated in its entirety as follows:

                           (h) Default by GSRP or Parent in Other  Agreements --
                  (i) any default by GSRP, the Parent or any subsidiary thereof in the payment of material indebtedness for borrowed money or any guarantee issued by GSRP, the Parent or any subsidiary thereof in respect of material indebtedness for borrowed money; or (ii) any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness, whether or not such default has been waived by the holder of such indebtedness; or (iii) if the Obligations cease to be Senior Debt under, and as defined in, the ASC Indenture, provided that no default under the Parent/BKB Credit Facility shall cause any default under this clause (h) for so long as the forbearance provisions of the Syndication Standstill Agreement are in full force and effect;

4.       OTHER COVENANTS OF GSRP.

         GSRP hereby agrees as follows (each of such agreements being hereby incorporated into the Existing LSA and becoming a part thereof):

                  (a) Syndication Standstill Agreement. GSRP agrees to give Administrative Agent prompt written notice of any default of the Parent under the Syndication Standstill Agreement or under the Parent/BKB Credit Agreement and to also give the Administrative Agent prompt written notice of the termination of BankBoston, N.A.'s forbearance under the Syndication Standstill Agreement.

                  (b) Mezzanine Debt. GSRP shall notify the Administrative Agent promptly if there is any change in the source and/or terms and conditions of the Mezzanine Debt, as set forth on Schedules 3 and 4 hereto. If GSRP reasonably believes that it will not be able to close and receive funding of such Mezzanine Debt on or prior to July 6, 1999, it shall immediately inform Administrative Agent of the same. GSRP agrees to continue to use BankBoston, N.A. to assist it in obtaining Mezzanine Debt and shall cooperate fully with BankBoston, N.A. in its endeavors to assist GSRP with respect thereto. GSRP acknowledges that Textron Financial Corporation, Green Tree Financial Servicing
         Corporation and the Administrative Agent are relying upon GSRP's efforts in connection with the obtaining of the Mezzanine Debt in connection with entering into this First Amendment Agreement.

                  (c) Overadvance Letter Agreement. GSRP shall make the submissions referred to in clause (ii) of the Overadvance Letter Agreement. GSRP shall use its best efforts to comply with its undertakings described in clause (iii)(9) of the Overadvance Letter Agreement. The parties hereto agree that the execution and delivery by BankBoston, N.A. of the Syndication Standstill Agreement will satisfy the requirements in the Overadvance Letter Agreement for the delivery of the "Bank Letter" referred to therein. The parties hereto agree that the execution and delivery of this First Amendment Agreement will satisfy the requirements in the Overadvance Letter Agreement referred to in clauses (iii)(1), (2), (3) and (10).

                  (d) Others. GSRP agrees to deliver copies to BankBoston,  N.A.
         of all documents, certificates and requests required to be delivered under Section 6 with respect to each Canyons Construction Project Advance made during the Syndication Period and all documents, certificates and requests required to be delivered under Schedule 1 attached hereto with respect to each Interim Steamboat Construction Project Advance made during the Syndication Period. GSRP shall cause the Parent to deliver to the Administrative Agent all documents, certificates and requests that the Parent delivers to BankBoston, N.A. under the Parent/BKB Credit Agreement in order to obtain advances thereunder during the Syndication Period. GSRP agrees, consistent with recital V. above, to defer construction expenditures during the
         Syndication Period under, and consistent with the terms of, the Steamboat Construction Contract so as to remain within the expenditure limits of the Interim Steamboat Construction Project Advance Commitment or to otherwise obtain payment of the same from a source other than the Interim Steamboat Construction Project Advance Commitment. GSRP covenants not to allow the modification of the Parent Revised Budget without the prior written consent of the Administrative Agent and, during the Syndication Period, to cause the Parent to deliver to each of the Lenders monthly reconciliations with respect to such Parent Revised Budget (together with written explanations of any material variances). GSRP agrees to pay to Textron a fee of $100,000 which represents a 1% fee on the increase of Textron's overall commitments under the Existing LSA from $30,000,000 to $40,000,000, all as provided for in Section 2.7 of the Amended LSA. All undertakings of GSRP made or referred to in the recitals hereto are hereby incorporated into the Existing LSA. All of GSRP undertakings set forth in this Section 4 are hereby incorporated into the Existing LSA.

5.       WARRANTIES AND REPRESENTATIONS

         GSRP hereby represents and warrants as of the date hereof as follows, which representations and warranties are hereby incorporated into and made part of the Amended LSA:

                  (a) Warranties and Representations True and Correct. Except as otherwise disclosed on Schedule 10 attached hereto, each of the representations and warranties contained in Section 4 of the Existing LSA (other than Section 4.4 thereof) is true and correct as of the date hereof. All of the statements, representations and warranties made by or pertaining to GSRP in the recitals hereof are true and correct. Without limiting the foregoing and in addition thereto, GSRP hereby:

                           (i) acknowledges that the following principal amounts
                  are outstanding on the following Notes held by the following Lenders (each of the Lenders, by their execution of this First Amendment Agreement, acknowledges that such amounts are outstanding as of the date hereof):



---------------------------------------- ------------------------------------- -------------------------------------

                Holder                                   Note                                 Amount
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Textron Financial Corporation            Attitash Inventory Note               $424,070.47

                                         Mt. Snow Inventory Note               $5,287,222.48

                                         Killington Inventory Note             $2,865,110.42

                                         Jordan Bowl Inventory Note            $3,163,075.47

                                         Canyons Construction Project          $7,373,517.86 (includes Overadvance
                                         Advance Note                          of $2,211,304.86)

                                         Steamboat Construction Project        $0
                                         Advance Note
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Green Tree Financial Servicing           Attitash Inventory Note               $424,070.47
Corporation
                                         Mt. Snow Inventory Note               $5,287,222.48

                                         Killington Inventory Note             $2,865,110.42

                                         Jordan Bowl Inventory Note            $3,163,075.47

                                         Canyons Construction Project          $5,162,213.00
                                         Advance Note

                                         Steamboat Construction Project        $0
                                         Advance Note
---------------------------------------- ------------------------------------- -------------------------------------

                           (ii) represents and warrants,  except with respect to
                  the Permitted Exceptions, that all Liens granted to the Administrative Agent under the Existing LSA and the other Security Documents are duly granted, valid, perfected and prior in right to all other Liens that now or hereafter may be granted to or held by any other Person.

                              (iii) acknowledges that no claims, actions, causes
                    of actions, counterclaims as liabilities exist against, or are held by it in respect of, any Lender, the Administrative Agent, Textron Financial or Green Tree under the Existing LSA or any of the Security Documents, and agrees, as further inducement to Textron Financial's and Green Tree's entering into this First Amendment Agreement, to release, waive and discharge any such claims, actions, causes of actions, counterclaims and/or liabilities and by executing this First Amendment Agreement hereby so releases, waives and discharges the same.

                  (b) Transaction Is Legal and Authorized. The execution and delivery of this First Amendment Agreement, the Modification Documents and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this First Amendment Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                           (i)      within the corporate powers of GSRP;

                           (ii) valid and legal acts and will not conflict with,
                  or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under any of the Security Documents) upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  (c) Governmental Consent. Neither the nature of GSRP, or of any of its businesses or Properties, or any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this First Amendment Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare
         Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this First Amendment Agreement and the other documents contemplated in connection herewith.

                  (d) Restrictions of GSRP. GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this First Amendment Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect (except with respect to any Mezzanine Debt but only on terms and conditions that will be acceptable to the Lenders).

                  (e) Brokers' Fees. There are no brokers and finders which are entitled to receive compensation for their services rendered to GSRP with respect to the transactions described in this First Amendment Agreement.

                  (f) No Defaults or Events of Default. No Default or Event of Default has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default upon the execution and delivery of this First Amendment Agreement. Since the Closing Date, no material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects.

6.       CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS FIRST AMENDMENT AGREEMENT

         This First Amendment Agreement shall become effective on the date (the "First Amendment Closing Date") on which the parties hereto shall have executed this First Amendment Agreement and each of the following conditions shall have been satisfied:

                  (a) Warranties and Representations True as of First Amendment Closing Date. The warranties and representations contained or referred to in this First Amendment Agreement shall be true in all material respects on the First Amendment Closing Date with the same effect as though made on and as of that date. The Administrative Agent shall have received a certificate, in form and substance satisfactory to the Administrative Agent, dated as of the First Amendment Closing Date, signed by an Executive Vice-President or Vice President of GSRP and certifying that the warranties and representations of GSRP contained in this First Amendment Agreement are true in all material respects on the First Amendment Closing Date.

                  (b)      Secretary's Certificates.

                  The Administrative Agent shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to the Administrative Agent, dated as of the First Amendment Closing Date, certifying

                           (i) the adoption by the Board of Directors of GSRP of
                  a resolution authorizing GSRP to enter into this First Amendment Agreement and the transactions and instruments contemplated hereby, and

                           (ii) the  incumbency  and authority of, and verifying
                  the specimen signatures of, the officers of GSRP authorized to execute and deliver this First Amendment Agreement, the Modification Agreements and the other documents contemplated hereunder.

                  (c) Legal Opinion. GSRP shall have delivered to Administrative Agent and the Lenders a legal opinion from its General Counsel in form and substance reasonably satisfactory to the Lenders and Administrative Agent.

                  (d) Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 11.2(d) of Existing LSA pursuant to invoices or other bills submitted to GSRP.

                  (e) Consent. Each Lender shall have consented to this First Amendment Agreement.

                  (f)      Other Documents.

                           (i) GSRP shall have executed each of the modification
                  agreements (collectively, the "Modification Agreements") to each of the Blanket Mortgages, substantially in the forms of Exhibits A1 through A6 attached hereto, and shall have been delivered the same to the Administrative Agent.

                           (ii) Each of the other Persons that shall have delivered subordination agreements to the Administrative Agent in connection with the original closing of the Existing LSA shall have executed this First Amendment Agreement to show its consent to the same.

                           (iii) The Syndication Standstill Agreement shall have
                  been executed by the Parent and BankBoston, N.A. and shall be in full force and effect. The BankBoston Interim Steamboat Project Advance shall remain outstanding and shall have not been accelerated or payment demanded in respect thereof.

                           (iv) The Steamboat Construction Project Advance Notes
                  and the Steamboat Inventory Advance Notes shall have delivered to the Lenders together with appropriate allonges thereto by BankBoston, N.A.

                           (v) GSRP shall have executed and delivered the allonges referred to in Section 3(g) hereof.

                  (g) Other Deliveries. In consideration of Textron's making the Overadvance and entering into this First Amendment Agreement, GSRP agrees to deliver to Textron and Green Tree a general release of all claims, actions, causes of actions, counterclaims and liabilities whatsoever in form and substance satisfactory to Textron and Green Tree, respectively.

7.       MISCELLANEOUS

                  (a) Parties, Successors and Assigns. This First Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (b) Governing Law. This First Amendment Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this First Amendment Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this First Amendment Agreement.

                  (c) Section Headings and Table of Contents and Construction. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this First Amendment Agreement as a whole and not to any particular Section or other subdivision.

                  (d) Survival. All warranties, representations and covenants made by GSRP herein or in any certificate or other instrument delivered by it or on its behalf under this First Amendment Agreement shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this First Amendment Agreement.

                  (e) Effect of Amendment. Except as explicitly amended by, or otherwise provided for in, this First Amendment Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this First Amendment Agreement, and GSRP hereby affirms all of its obligations thereunder.

                  (f) Administrative Agent; Trust Agreement. The Lenders hereby instruct the Administrative Agent, as administrative agent under the Existing LSA and trustee under that certain Trust Agreement referred to in the Maine Blanket Mortgage, to execute and deliver all necessary instruments, certificates and documents required in its reasonable judgment to consummate the transactions contemplated in this First Amendment Agreement, including, without limitation, the Modification Agreements.

   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this First Amendment Agreement as of the day and year first above written.

GSRP:                                       Lender:

GRAND SUMMIT RESORT                         TEXTRON FINANCIAL
PROPERTIES, INC.                            CORPORATION



By______________________________            By_____________________________
         Name:                                       Name:
         Title:                                      Title:


                                            Lender:

                                            GREEN TREE FINANCIAL SERVICING
                                            CORPORATION



                                            By_____________________________
                                                     Name:
                                                     Title:

Administrative Agent:

TEXTRON FINANCIAL CORPORATION



By_______________________________
         Name:
         Title:

AGREED AND CONSENTED TO:

L.B.O. HOLDING, INC.



By_____________________________
         Name:
         Title:

MOUNT SNOW, LTD.



By_____________________________
         Name:
         Title:

KILLINGTON, LTD.



By_____________________________
         Name:
         Title:

SUNDAY RIVER SKIWAY CORPORATION



By_____________________________
         Name:
         Title:

ASC UTAH, INC.



By_____________________________
         Name:
         Title:

STEAMBOAT SKI & RESORT CORPORATION



By_____________________________
         Name:
         Title:

AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.



By_____________________________
         Name:
         Title:

Schedule 1


PART 1:

The following are conditions precedent to the making of an Interim Steamboat Construction Project Advance:

         (1)  No Interim Steamboat Construction Project Advance shall be made

                  (a) unless the proceeds thereof are to be used to satisfy Construction Costs in respect of the Steamboat Project and no Equity Moneys are available that are designated to be used to satisfy such Costs under the Budget for the Steamboat Project;

                  (b) if the proceeds thereof are to be used to reimburse GSRP for any Equity Moneys previously used to satisfy Construction Costs in respect of the Steamboat Project, FF&E Costs in respect of the Steamboat Project and/or Sales, Marketing & Other Costs in respect of the Steamboat Project;

                  (c) if a Default or Event of Default under Section 8.1(e) of the Amended LSA shall then exist that has not been waived by the Steamboat Construction Project Required Lenders,

                  (d) if the aggregate amount of the purchase prices payable under Validated Contracts arising from the sale of Steamboat Quartershare Interests is less than $16,500,000, provided that, until the earlier of (I) December 31, 1999 and (II) 60 days after GSRP shall have obtained its subdivision license in Colorado, GSRP may satisfy the requirements under this clause (E) by having Reservation Contracts having an aggregate amount of purchase prices of not less than $23,700,000;

         (2) On the date of the making of any Interim Steamboat Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Interim Steamboat Construction Project Advances (including, without limitation, the Overadvance) and all Steamboat Interest Advances shall not exceed $12,000,000;

         (3) on the date of the making of any Interim Steamboat Construction Project Advance (and after giving effect thereto) the aggregate original principal amount of all Steamboat Construction Project Advances (including, without limitation, the Overadvance) made hereunder shall not exceed the amount described in clause (a) of the definition of Steamboat Construction Project Borrowing Base (without giving effect to the proviso with respect thereto) determined as of such date;

         (4) the original principal amount of each Interim Steamboat Construction Project Advance to be made in respect of Construction Costs of the Steamboat Project, at the time of the making thereof, shall have been determined by excluding from such Construction Costs a contractor's retainage of 10% of the first one-half of the applicable Construction Costs (such 10% so reserved from any such Construction Costs is referred to herein as the "Steamboat Retainage Amount;" for purposes of the avoidance of doubt, the Steamboat Retainage Amount shall be based upon the full amount of certified Construction Costs for the Steamboat Project and shall remain as a retainage until the final payment thereof);

         (5) no more than one Interim Steamboat Construction Project Advance shall be made during any weekly period and no Interim Steamboat Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

         (6) each Interim Steamboat Construction Project Advance shall only relate or be attributable to the Steamboat Project;

         (7) no Interim Steamboat Construction Project Advance shall be in an amount of less than $50,000;

          (8) BankBoston, N.A. shall have not terminated its forbearance under the Syndication Waiver Agreement;

         (9) no amendment or modification of the Syndication Waiver Agreement shall have been effected that would have a material adverse effect on the Steamboat Loan, the Steamboat Security Documents and/or the Collateral in respect of the Steamboat Project without the prior written consent of the Required Steamboat Lenders;

         (10) BankBoston, N.A. shall have not declined to fund any advance under the Parent/BKB Credit Agreement that was scheduled to be funded prior to, or is scheduled to be funded contemporaneously with, the then current Interim Steamboat Construction Project Advance;

         (11) all requests and supporting materials (including, without limitation, reconciliations to the Parent Revised Budget) delivered to BankBoston, N.A. during the Syndication Period, as required under the Parent/BKB Credit Agreement or the Syndication Waiver Agreement, prior to the then current Interim Steamboat Construction Project Advance shall have also been delivered to each of the Lenders and such materials shall show that the Parent, GSRP and the Parent's other subsidiaries were in compliance with the Parent Revised Budget;

         (12) GSRP shall have submitted to the Administrative Agent any amendments and/or modifications to the Plans for the Steamboat Project, which amendments and modifications shall be acceptable to the Administrative Agent in its sole discretion. GSRP shall have submitted to the Administrative Agent any amendments and/or modifications to the Budget for the Steamboat Project, which amendments and/or modifications shall be acceptable to the Administrative Agent in its sole discretion;

         (13) no change orders in respect of the Construction Contract for the Steamboat Project or for any of the other Construction Projects shall have been effected without the prior written consent of the Administrative Agent if any such change order for such Project has a cost of in excess of $50,000 or if such change order and all other such change orders for such Project have an aggregate cost in excess of $200,000;

         (14) no change orders in respect of the Construction Contract for the Steamboat Project shall have been effected without the prior written consent of the Administrative Agent if any such change order results in (i) a material modification in the architectural, mechanical or structural design of the building to be constructed in respect of such Project or (ii) a material change in the quality of workmanship or materials to be used in any such building or
(iii) a delay in the final completion date for the construction of such building beyond March 1, 2000;

         (15) no material modifications to the architectural contract with the Architect for the Steamboat Project shall have been effected without the prior written consent of the Administrative Agent;

          (16) the Construction Contract for the Steamboat Project shall not have been terminated;

         (17) a request for an Interim Steamboat Construction Project Advance

                    (a) shall be in writing,

                    (b) GSRP shall attach to such  request a fully  executed and completed  Construction  Cost  Certificate  (with all attachments thereto, including, without limitation, an Architect's Construction Cost Certificate),

                    (c) shall show the calculation of any Retainage Amounts,

                    (d) shall certify that the conditions to borrowing set forth in this Schedule are satisfied, and

                    (e)  shall  have  been   delivered  to  the  office  of  the
               Administrative Agent and the TFC Architect at least 10 Business Days in advance of the requested funding date.

         The requirements in clause (a) through clause (e) above shall be satisfied in the sole opinion of the Administrative Agent and the TFC Architect. GSRP acknowledges that the Lenders making Interim Steamboat Construction Project Advances shall not make such Advances in respect of costs which have not been approved by them. The Lenders making Construction Project Advances agree with GSRP that the costs set forth in the revised Budget for the Steamboat Project are acceptable to them and that neither they nor the Administrative Agent shall unreasonably withhold its approval in respect of costs corresponding to those in such revised Budget subject to (i) such costs conforming to the amounts, conditions, assumptions and requirements of such revised Budget, (ii) the proper incurrence and documentation of such costs, and
         (iii) the submission of proper written certification in respect of such costs from GSRP, the Steamboat General Contractor, the Architect for the Steamboat Project and the TFC Architect, as provided for above.

         (18) GSRP shall have delivered to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the Steamboat Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made the date of such funding, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained. Such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the aggregate principal amount of the outstanding Construction Project Advances and Interest Advances for the Steamboat Project on such funding date, after giving effect to the making of such Interim Steamboat Construction Project Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent;

         (19)  the  proceeds  of such  Interim  Steamboat  Construction  Project
Advance shall be disbursed by the Administrative Agent, acting as the Disbursement Agent, directly to the Steamboat General Contractor or as such General Contractor may direct in writing;

         (20) all Loan Costs shall have been paid in full, provided that the aggregate amount of fees payable by GSRP to the Administrative Agent, as the Disbursement Agent, shall not exceed $40,000 (costs and expenses to be in addition thereto) and the per Construction Project Advance portion thereof will be approximately $3,077 (costs and expenses to be in addition thereto);

         (21) the BankBoston Interim Steamboat Project Advance is outstanding under the Parent/BKB Credit Agreement and has not been accelerated or otherwise made immediately due and payable;

         (22) in connection with the first Interim Steamboat Construction Project Advance, all of the Security Documents that had previously been executed and delivered to the Lenders and Administrative Agent by GSRP prior to the First Amendment Agreement and assigned to BankBoston, as Agent under the Parent/BKB Credit Agreement, pursuant to that certain Transfer and Assignment of Instruments and Documents dated March 10, 1999 shall have been re-assigned and conveyed and delivered back to the Administrative Agent and the Lenders and any and all modifications effected thereto in connection with the BankBoston Interim Steamboat Project Advance shall be acceptable to the Administrative Agent and the Lenders, in their sole discretion, and all additional amendments, modifications and allonges required or contemplated by the First Amendment Agreement with respect thereto shall have been executed, delivered and recorded;

         (23) in connection with the first Interim Steamboat Construction Project Advance (and if not previously paid), GSRP shall have paid to Textron the $100,000 commitment fee referred to in Section 4(e) of the First Amendment Agreement;

         (24) each of the Modification Agreements shall have been recorded in the land records of the appropriate jurisdiction and the subordinating parties required to consent to the Modification Agreement for the Canyons Blanket Mortgage shall have executed such Modification Agreement evidencing such consent to the extent the same is required to preserve priority of lien of the Canyons Blanket Mortgage. GSRP shall have assigned to Administrative Agent all Property-Related Contracts not previously assigned; and

         (25) GSRP shall have delivered the appropriate endorsements to the Title Insurance Policy {Blanket} required in connection with the Modification Agreements and such other endorsements necessary to reflect the re-assignment of the Steamboat Security Documents, the making of the Overadvance and the recharacterization of the Overadvance as an Interim Steamboat Construction Project Advance.

         (26) GSRP shall have delivered to the Administrative Agent a legal opinion in respect of the Steamboat Project regarding its registration and compliance with timeshare regulations in Colorado and copies of all material subcontractor agreements.


PART II

          Upon the full syndication of the Steamboat Construction Project Advances and the Canyons Construction Project Advances, a portion of the proceeds of the first Steamboat Construction Project Advance made thereafter may be used by GSRP or the GSRP SPV, as the case may be, to make a distribution to its "parent company" for the ultimate purpose of having the Parent pay the BankBoston Interim Steamboat Project Advance.

                                   Schedule 2

[Syndication Standstill Agreement]

                                   Schedule 3

Intentionally Omitted.

                                   Schedule 4



Intentionally Omitted.

                                   Schedule 5

[Revised Steamboat Project Budget]

                                   Schedule 6

[Parent Revised Budget]


Please see Schedule 7 below.

                                   Schedule 7

[Parent Draws]

                                   Schedule 8

[Canyons Construction Project Advances]

                                   Schedule 9

[Interim Steamboat Construction Project Cost Advances]

                                   Schedule 10

The representation in Section 4.6 of the Existing LSA is hereby modified by referring to the pending litigation among GSRP, Textron, Green Tree and Barr and Barr relating to the Jordan Bowl Project.

The representation in Section 4.15 is hereby modified by referring to the restriction on indebtedness contained in the Syndication Letter.

                                 Exhibit A-1 - 5

                                   Exhibit A-1


                          MODIFICATION AGREEMENT No. 2
                                   (Attitash)

         THIS MODIFICATION AGREEMENT No.2 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Mortgagor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as administrative agent for Textron Financial Corporation, as lender, and Green Tree Financial Servicing Corporation, as lender (collectively, the "Lenders") (in such capacity herein referred to as the "Mortgagee"), having a mailing address of 40 Westminster Street, Providence, Rhode Island 02903.

                                R E C I T A L S :

         WHEREAS, Mortgagor has granted to Mortgagee a lien pursuant to that certain Mortgage, Assignment of Rents and Security Agreement, dated as of August 1, 1997, by and between Mortgagor and Mortgagee, which was recorded August 21, 1997, in Book 1711 at Page 590 in the Office of the Carroll County, New
Hampshire Registry of Deeds and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded September 28, 1998 in Book 1768 at Page 752 in the Office of the Carroll County, New Hampshire Registry of Deeds (said Mortgage being referred to in this Agreement as the "Existing Mortgage"); and

         WHEREAS, Mortgagor, as assignor, executed an Assignment of Rents and Leases dated as of August 1, 1997 to Mortgagee, as assignee, which was recorded August 21, 1997, in Book 1711, at Page 622 in the Office of the Carroll County, New Hampshire Registry of Deeds and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded September 28, 1998 in Book 1768 at Page 752 in the Office of the Carroll County, New Hampshire Registry of Deeds)(said Assignment of Rents and Leases being referred to in this Agreement as the "Existing Assignment of Rents"); and

         WHEREAS, Mortgagor and Mortgagee are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Mortgagor and Mortgagee are effecting certain changes in and to the Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Mortgage as "LSA II;" and

         WHEREAS, Mortgagor and Mortgagee desire to amend the Existing Mortgage and the Existing Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

         1.       Modification to the Existing Mortgage.

         Each reference in the Existing Mortgage to the determination of the rate of interest borne by the Notes II, as defined therein, shall be deemed a reference to the definition of "Interest Rate," as set forth below:

                           Interest Rate -- means, with respect to the Steamboat
                  Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, (a) prior to the Full Syndication Date (as such term is defined in LSA
                  II), the Original Prime Interest Rate and (b) on and after the Full Syndication Date, the New Prime Rate or the LIBOR Interest Rate, as may be selected by all of the Lenders that have made Advances in respect of the applicable Loan, as provided for in LSA II.

                           LIBOR  Interest  Rate -- means,  with  respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.50%, or

                           (b)      the sum of

                                            (i) the  remainder  (if positive) of
                                    (1) the sum of 2.50% plus the Prime Rate (as defined in LSA II) then in effect for such month minus (2)One-Month LIBOR (as defined in LSA II) then in effect for such month, plus

                                            (ii) One-Month  LIBOR then in effect
for such month.

                           New Prime Interest Rate -- means, with respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.50%, or

                                    (b)     the sum of

                                            (i)      2.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

                           Original Prime  Interest Rate -- means,  with respect
                  to any calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.25%, or

                                    (b)     the sum of

                                            (i)      1.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

Nothing in this clause (1) shall restrict or limit the application of a default rate of interest, as provided for in LSA II, as such term is defined in the Existing Mortgage. Each reference in the Existing Mortgage to "145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in LSA II) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in LSA II).

         The Existing Mortgage, as modified herein, is hereby ratified and confirmed by Mortgagor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Mortgage, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to "Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Mortgagor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly  provided in this  Agreement  and in the  aforesaid
Modification   Agreement,   neither  the  Existing  Mortgage  nor  the  Existing
Assignment of Rents has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

Signed and Acknowledged                     GRAND SUMMIT RESORT PROPERTIES, INC.
in the Presence of



_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:



STATE OF MAINE             )
                           )       ss.
COUNTY OF                  )


         PERSONALLY  APPEARED  the  above-named  ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,


                                            -----------------------------------
                                            Notary Public/Attorney at Law
                                            Print Name:_________________________
                                            My commission expires:______________

Signed and Acknowledged                     TEXTRON FINANCIAL CORPORATION, as
in the Presence of:                         Administrative Agent




_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:




STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing instrument was acknowledged before me this20th day of April, 1999, by ______________, the _______________ of Textron Financial
Corporation, a Delaware corporation, on behalf of said corporation.




                                             -------------------------------
                                             Notary Public
                                             My Commission Expires:

                                 Exhibit A-2 - 5

                                   Exhibit A-2


                          MODIFICATION AGREEMENT No. 2
                                  (Killington)

         THIS MODIFICATION AGREEMENT No.2 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Mortgagor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as administrative agent for Textron Financial Corporation, as lender, and Green Tree Financial Servicing Corporation, as lender (collectively, the "Lenders") (in such capacity herein referred to as the "Mortgagee"), having a mailing address of 40 Westminster Street, Providence, Rhode Island 02903.

                                R E C I T A L S :

         WHEREAS, Mortgagor has granted to Mortgagee a lien pursuant to that certain Mortgage, Assignment of Rents and Security Agreement, dated as of September 25, 1997, by and between Mortgagor and Mortgagee, which was recorded September 25, 1997, in Book 159 at Page 121 in the Sherburne, Vermont Town Clerk's Office and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded October 14, 1998 in Book 174 at Page 168 in the Sherburne, Vermont Town Clerk's Office (said Mortgage being referred to in this Agreement as the "Existing Mortgage");

         WHEREAS, Mortgagor has executed and delivered an Assignment of Rents and Leases dated as of September 25, 1997 to Mortgagee, as assignee, which was recorded September 25, 1997, in Book 159, at Page 141 in the Sherburne, Vermont Town Clerk's Office and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded October 14, 1998 in Book174 at Page 168 in the Sherburne, Vermont Town Clerk's Office (said Assignment of Rents and Leases being referred to in this Agreement as the "Existing Assignment of Rents"); and

         WHEREAS, Mortgagor and Mortgagee are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Mortgagor and Mortgagee are, among other things, changing the rate of interest under that certain Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Mortgage as "LSA II;" and

         WHEREAS, Mortgagor and Mortgagee desire to amend the Existing Mortgage and the Existing Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

         1.       Modification to the Existing Mortgage.

         Each reference in the Existing Mortgage to the determination of the rate of interest borne by the Notes II, as defined therein, shall be deemed a reference to the definition of "Interest Rate" as set forth below:

                           Interest Rate -- means, with respect to the Steamboat
                  Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, (a) prior to the Full Syndication Date (as such term is defined in LSA
                  II), the Original Prime Interest Rate and (b) on and after the Full Syndication Date, the New Prime Rate or the LIBOR Interest Rate, as may be selected by all of the Lenders that have made Advances in respect of the applicable Loan, as provided for in LSA II.

                           LIBOR  Interest  Rate -- means,  with  respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.50%, or

                           (b)      the sum of

                                            (i) the  remainder  (if positive) of
                                    (1) the sum of 2.50% plus the Prime Rate (as defined in LSA II) then in effect for such month minus (2)One-Month LIBOR (as defined in LSA II) then in effect for such month, plus

                                            (ii) One-Month  LIBOR then in effect
for such month.

                           New Prime Interest Rate -- means, with respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.50%, or

                                    (b)     the sum of

                                            (i)      2.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

                           Original Prime  Interest Rate -- means,  with respect
                  to any calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.25%, or

                                    (b)     the sum of

                                            (i)      1.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

Nothing in this clause (1) shall restrict or limit the application of a default rate of interest, as provided for in LSA II, as such term is defined in the Existing Mortgage. Each reference in the Existing Mortgage to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in LSA II) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in LSA II).

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Mortgagor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly  provided in this  Agreement  and in the  aforesaid
Modification   Agreement,   neither  the  Existing  Mortgage  nor  the  Existing
Assignment of Rents has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

Signed and Acknowledged GRAND SUMMIT RESORT PROPERTIES, in the Presence of:
INC.




_______________________________     By________________________________
Name:                                                Name:
                                                     Title:

-------------------------------
Name:



STATE OF MAINE             )
                           )       ss.
COUNTY OF                  )


         PERSONALLY  APPEARED  the  above-named  ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,


                                          -----------------------------------
                                          Notary Public/Attorney at Law
                                          Print Name:_________________________
                                          My commission expires:______________

Signed and Acknowledged                   TEXTRON FINANCIAL CORPORATION, as
in the Presence of:                       Administrative Agent




_______________________________           By________________________________
Name:                                     Name:
                                          Title:

-------------------------------
Name:




STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing instrument was acknowledged before me this2 0th day of April, 1999, by ______________, the _______________ of Textron Financial
Corporation, a Delaware corporation, on behalf of said corporation.




                                           -------------------------------
                                           Notary Public
                                           My Commission Expires:

                            Exhibit A-3 - [PG NUMBER]

                                   Exhibit A-3



                          MODIFICATION AGREEMENT No. 2
                                  (Mount Snow)

         THIS MODIFICATION AGREEMENT No.2 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Mortgagor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as administrative agent for Textron Financial Corporation, as lender, and Green Tree Financial Servicing Corporation, as lender (collectively, the "Lenders") (in such capacity herein referred to as the "Mortgagee"), having a mailing address of 40 Westminster Street, Providence, Rhode Island 02903.

                                R E C I T A L S :

         WHEREAS, Mortgagor has granted to Mortgagee a lien pursuant to that certain Mortgage, Assignment of Rents and Security Agreement, dated as of September 25, 1997, by and between Mortgagor and Mortgagee, which was recorded September 25, 1997, in Book 155 at Page 582 in the Dover, Vermont Town Clerk's Office and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded October 14, 1998 in Book 167 at Page 57in the Dover, Vermont Town Clerk's Office (said Mortgage being referred to in this Agreement as the "Existing Mortgage"); and

         WHEREAS, Mortgagor has executed and delivered Assignment of Rents and Leases dated as of September 25, 1997 to Mortgagee, as assignee, which was recorded September 25, 1997, in Book 156, at Page 001 in the Dover, Vermont Town Clerk's Office and was amended by that certain Modification Agreement dated as of September 1, 1998 and recorded October 14, 1998 in Book 167 at Page 57 in the Dover, Vermont Town Clerk's Office said Assignment of Rents and Leases being referred to in this Agreement as the "Existing Assignment of Rents"); and

         WHEREAS, Mortgagor and Mortgagee are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Mortgagor and Mortgagee are, among other things, changing the rate of interest under that certain Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Mortgage as "LSA II;" and

         WHEREAS, Mortgagor and Mortgagee desire to amend the Existing Mortgage and the Existing Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

         1.       Modification to the Existing Mortgage.

         Each reference in the Existing Mortgage to the determination of the rate of interest borne by the Notes II, as defined therein, shall be deemed a reference to the definition of "Interest Rate" as set forth below:

                           Interest Rate -- means, with respect to the Steamboat
                  Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, (a) prior to the Full Syndication Date (as such term is defined in LSA
                  II), the Original Prime Interest Rate and (b) on and after the Full Syndication Date, the New Prime Rate or the LIBOR Interest Rate, as may be selected by all of the Lenders that have made Advances in respect of the applicable Loan, as provided in LSA II.

                           LIBOR  Interest  Rate -- means,  with  respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.50%, or

                           (b)      the sum of

                                            (i) the  remainder  (if positive) of
                                    (1) the sum of 2.50% plus the Prime Rate (as defined in LSA II) then in effect for such month minus (2)One-Month LIBOR (as defined in LSA II) then in effect for such month, plus

                                            (ii) One-Month  LIBOR then in effect
for such month.

                           New Prime Interest Rate -- means, with respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.50%, or

                                    (b)     the sum of

                                            (i)      2.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

                           Original Prime  Interest Rate -- means,  with respect
                  to any calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.25%, or

                                    (b)     the sum of

                                            (i)  1.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

Nothing in this clause (1) shall restrict or limit the application of a default rate of interest, as provided for in LSA II, as such term is defined in the Existing Mortgage. Each reference in the Existing Mortgage to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in LSA II) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in LSA II).

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Mortgagor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly  provided in this  Agreement  and in the  aforesaid
Modification   Agreement,   neither  the  Existing  Mortgage  nor  the  Existing
Assignment of Rents has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

Signed and Acknowledged GRAND SUMMIT RESORT PROPERTIES, in the Presence of:
INC.




_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:



STATE OF                            )
                                    )       ss.
COUNTY OF                           )


         PERSONALLY  APPEARED  the  above-named  ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,


                                            -----------------------------------
                                            Notary Public/Attorney at Law
                                            Print Name:_________________________
                                            My commission expires:______________

Signed and Acknowledged                     TEXTRON FINANCIAL CORPORATION, as
in the Presence of:                         Administrative Agent




_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:




STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing instrument was acknowledged before me this 20th day of April, 1999, by ______________, the _______________ of Textron Financial
Corporation, a Delaware corporation, on behalf of said corporation.




                                            -------------------------------
                                            Notary Public
                                            My Commission Expires:

                            Exhibit A-4 - [PG NUMBER]

                                   Exhibit A-4


                          MODIFICATION AGREEMENT No. 1
                                  (Jordan Bowl)

         THIS MODIFICATION AGREEMENT No. 1 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Grantor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as trustee under that certain Collateral Trust Indenture for the benefit of Textron Financial Corporation, as lender, and Green Tree Financial Servicing Corporation, as lender (collectively, the "Lenders") (in such capacity herein referred to as the "Grantee"), having a mailing address of 40 Westminster Street, Providence, Rhode Island 02903.

                                R E C I T A L S :


         WHEREAS, Grantor granted to Grantee a mortgage lien as provided in and evidenced by that certain Mortgage, Assignment of Rents and Security Agreement, dated as of September 1, 1998, by and between Grantor and Grantee, which was recorded September 28, 1998, in Book 2614 at Page 152 in the Oxford County, Maine Registry of Deeds (said Mortgage being referred to in this Agreement as the "Existing Mortgage"); and

         WHEREAS, Grantor has executed and delivered Assignment of Rents and Leases dated as of September 1, 1998, as assignee, which was recorded September 28, 1998 in Book 2614, at Page 174 in the Oxford County, Maine Registry of Deeds (the "Existing Assignment of Rents"); and

         WHEREAS, Grantor and Grantee are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Grantor and Grantee are, among other things, changing the rate of interest under that certain Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Mortgage as the "LSA;" and

         WHEREAS, Grantor and Grantee desire to amend the Existing Mortgage and the Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

         1.       Modification to the Existing Mortgage.

         Each reference in the Existing Mortgage to the determination of the rate of interest borne by the Notes, as defined therein, shall be deemed a reference to the definition of "Interest Rate" as set forth below:

                           Interest Rate -- means, with respect to the Steamboat
                  Loan, the Canyons Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, (a) prior to the Full Syndication Date (as such term is defined in LSA), the Original Prime Interest Rate and (b) on and after the Full Syndication Date, the New Prime Rate or the LIBOR Interest Rate, as may be selected by all of the Lenders that have made Advances in respect of the applicable Loan, as provided for in LSA II.

                           LIBOR  Interest  Rate -- means,  with  respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.50%, or

                           (b)      the sum of

                                            (i) the  remainder  (if positive) of
                                    (1) the sum of 2.50% plus the Prime Rate (as defined in LSA ) then in effect for such month minus (2)One-Month LIBOR (as defined in LSA ) then in effect for such month, plus

                                            (ii) One-Month  LIBOR then in effect
for such month.

                           New Prime Interest Rate -- means, with respect to any
                  calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.50%, or

                                    (b)     the sum of

                                            (i)      2.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

                           Original Prime  Interest Rate -- means,  with respect
                  to any calendar month, a per annum rate of interest equal to the greater of:

                                    (a)     9.25%, or

                                    (b)     the sum of

                                            (i)      1.50%, plus

                                            (ii) the  Prime  Rate then in effect
for such month.

Nothing in this clause (1) shall restrict or limit the application a default rate of interest, as provided for in the LSA , as such term is defined in the Existing Mortgage. Each reference in the Existing Mortgage to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in the LSA) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in the LSA).

         The following references in the Existing Mortgage are hereby amended and restated in their entirety:

                  (1) "Steamboat Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Steamboat Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $12,000,000;"

                  (2) "Steamboat Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Steamboat Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $0";

                  (3) "Canyons Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Canyons Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $40,000,000" ;

                  (4) "Canyons Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Canyons Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Textron Financial Corporation, in the original stated principal amount of $40,000,000;"

                  (5) "Steamboat  Construction  Project Advance  Promissory Note
         dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $15,000,000" is amended and restated: "Steamboat Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $0;"

                  (6)  "Steamboat   Inventory  Advance   Promissory  Note  dated
         September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $15,000,000 is amended and restated as follows: "Steamboat Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $0;"

                  (7) "Canyons Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Canyons Construction Project Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $30,000,000;"

                  (8) "Canyons Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $15,000,000" is amended and restated as follows: "Canyons Inventory Advance Promissory Note dated September 1, 1998, from Grantor to Green Tree Financial Servicing Corporation, in the original stated principal amount of $30,000,000."

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Mortgagor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly provided in this Agreement, neither the Existing Mortgage nor the Existing Assignment of Rent has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

Signed and Acknowledged GRAND SUMMIT RESORT PROPERTIES, in the Presence of: INC.




_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:



STATE OF                   )
                           )       ss.
COUNTY OF                  )


         PERSONALLY  APPEARED  the  above-named  ______________________________,
_____________________________ of Grand Summit Resort Properties, Inc. and acknowledged the foregoing instrument to be his/her free act and deed in said capacity and the free act and deed of said corporation.

         Before me,


                                           -----------------------------------
                                           Notary Public/Attorney at Law
                                           Print Name:_________________________
                                           My commission expires:______________

Signed and Acknowledged                     TEXTRON FINANCIAL CORPORATION, as
in the Presence of:                         Administrative Agent




_______________________________             By________________________________
Name:                                       Name:
                                            Title:

-------------------------------
Name:




STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing  instrument  was  acknowledged  before me this ___ day of
_______________,   1999,  by  ______________,  the  _______________  of  Textron
Financial Corporation, a Delaware corporation, on behalf of said corporation.




                                             -------------------------------
                                             Notary Public
                                             My Commission Expires:

                            Exhibit A-5 - [PG NUMBER]

                                   Exhibit A-5


                          MODIFICATION AGREEMENT No. 1
                                   (Steamboat)

         THIS MODIFICATION AGREEMENT No. 1 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Grantor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as Beneficiary under that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement, having a mailing address of 333 East River Drive, Suite 305, East Hartford, Connecticut06108.

                                R E C I T A L S :


         WHEREAS, Grantor executed and delivered to Beneficiary that certain Combination Deed of Trust, Security Agreement and Fixture Financing Statement, dated as of September 1, 1998, which was recorded September 28, 1998, in Book 750 at Page 1631 in the Office of the Clerk and Recorder for Routt County,
Colorado (said Combination Deed of Trust, Security Agreement and Fixture Financing Statement being referred to in this Agreement as the "Existing Deed of Trust"); and

         WHEREAS, Grantor executed and delivered to Beneficiary that certain Assignment of Rents and Leases, dated as of September 1, 1998, which was recorded September 28, 1998, in Book 750 at Page 1632 in the Office of the Clerk and Recorder for Routt County, Colorado (said Assignment of Leases and Rents being referred to in this Agreement as the "Existing Assignment of Rents") in respect of the premises described on Exhibit A attached hereto; and

         WHEREAS, Grantor and Grantee are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Grantor and Grantee are effecting certain changes under that certain Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Deed of Trust as the "LSA;" and

         WHEREAS, Grantor and Grantee desire to amend the Existing Deed of Trust and the Existing Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

         1.       Modification to the Existing Deed of Trust.

         Each reference in the Existing Deed of Trust to "$145,000,000" shall be deemed to be a reference to the"Maximum Outstanding Loan Limit. The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in the LSA) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in the LSA). The reference in the Existing Deed of Trust to the "Construction Project Advance Promissory Note from Grantor to Textron Financial Corporation dated September 28, 1998 in the original stated principal amount of $15,000,000" is hereby amended to read as follows: "Construction Project Advance Promissory Note from Grantor to Textron Financial Corporation dated September 28, 1998 in the original stated principal amount (as amended) of $12,000,000 . The reference to the "Construction Project Advance Promissory Note from Grantor to Green Tree Financial Servicing Corporation dated September 28, 1998 in the original stated principal amount of $15,000,000" is hereby deleted. The Existing Deed of Trust, as modified herein, is hereby ratified and confirmed by Grantor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Deed of Trust, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to the"Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Grantor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly provided in this Agreement, neither the Existing Deed of Trust nor the Existing Assignment of Rent has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

                                           GRAND SUMMIT RESORT PROPERTIES,  INC.




                                            By________________________________
                                            Name:
                                            Its:





STATE OF                            )
                                    )       ss.
COUNTY OF                           )


         The foregoing instrument was acknowledged before me this 20th day of April, 1999 by _________, _________ of Grand Summit Resort Properties, Inc., a Maine corporation, on behalf of such corporation.

         Before me,


                                           -----------------------------------
                                           Notary Public/Attorney at Law
                                           Print Name:_________________________
                                           My commission expires:______________

                                           TEXTRON FINANCIAL CORPORATION, as
                                           Administrative Agent




                                           By________________________________
                                           Name:
                                           Its:



STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing instrument was acknowledged before me this day of April, 1999, by ______________, the _______________ of Textron Financial Corporation, a
Delaware corporation, on behalf of said corporation.




                                            -------------------------------
                                            Notary Public
                                            My Commission Expires:

                                    Exhibit A

                            Exhibit A-6 - [PG NUMBER]

                                   Exhibit A-6


                          MODIFICATION AGREEMENT No. 1
                                    (Canyons)

         THIS MODIFICATION AGREEMENT No. 1 (this "Agreement"), is made as of the 5th day of April, 1999, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Trustor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as Administrative Agent under that certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement, having a mailing address of 333 East River Drive, Suite 305, East Hartford, Connecticut06108.

                                R E C I T A L S :


         WHEREAS, Trustor executed and delivered to Administrative Agent that certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement, dated as of September 1, 1998, which was recorded December 31, 1998, in Book 1217 at Page 184 in the Office of the Recorder of Summit County, Utah (said Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement being referred to in this Agreement as the "Existing Deed of Trust"); and

         WHEREAS, Trustor executed and delivered to Administrative Agent that certain Assignment of Rents and Leases, dated as of September 1, 1998, which was recorded December 31, 1998, in Book 1217 at Page 200 in the Office of the Recorder of Summit County, Utah (said Assignment of Leases and Rents being referred to in this Agreement as the "Existing Assignment of Rents") in respect of the premises described on Exhibit A attached hereto; and

         WHEREAS, Trustor, Administrative Agent and the Lenders (as defined in the Existing Deed of Trust) are, contemporaneously herewith, entering into that certain First Amendment Agreement to Loan and Security Agreement, dated as of April 5, 1999, pursuant to which Trustor and Lenders are effecting certain changes in and to that certain Loan and Security Agreement dated as of September 1, 1998 and referred to in the Existing Deed of Trust as the "LSA;" and

         WHEREAS, Trustor and Grantee desire to amend the Existing Deed of Trust and the Existing Assignment of Rents to reflect the aforesaid changes.

                              A G R E E M E N T S:

         NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

                            Exhibit A-6 - [PG NUMBER]


         1.       Modification to the Existing Deed of Trust.

         Each reference in the Existing Deed of Trust to "$145,000,000" shall be deemed to be a reference to the"Maximum Outstanding Loan Limit. The "Maximum Outstanding Loan Limit" shall mean, at any time,(a) if no Mezzanine Debt (as defined in the LSA) is required, $105,000,000 or (b) if Mezzanine Debt is required, the lesser of (i) $145,000,000 and (ii) the remainder of (y) $153,000,000 minus (z) the amount of Mezzanine Debt originally raised and funded by either GSRP or the GSRP SPV(as defined in the LSA). The reference in the Existing Deed of Trust to the "Construction Project Advance Promissory Note from Trustor to Textron Financial Corporation dated September 28, 1998 in the original stated principal amount of $15,000,000" is hereby amended to read as follows: "Construction Project Advance Promissory Note from Trustor to Textron Financial Corporation dated September 28, 1998 in the original stated principal amount (as amended) of $40,000,000 . The reference to the "Construction Project Advance Promissory Note from Trustor to Green Tree Financial Servicing Corporation dated September 28, 1998 in the original stated principal amount of $15,000,000" is hereby amended to read as follows: "Construction Project Advance Promissory Note from Trustor to Green Tree Financial Servicing Corporation dated September 28, 1998 in the original stated principal amount (as amended) of $30,000,000. The Existing Deed of Trust, as modified herein, is hereby ratified and confirmed by Trustor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Deed of Trust, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         2.       Modification to the Existing Assignment of Rents.

         Each reference in the Existing Assignment of Rents to "$145,000,000" shall be deemed to be a reference to the "Maximum Outstanding Loan Limit." The Existing Assignment of Rents, as modified herein, is hereby ratified and confirmed by Trustor, and every provision, covenant, grant, condition, obligation, right and power contained in and under the Existing Assignment of Rents, as herein modified, shall continue in full force and effect, affected by this Agreement only to the extent of the amendments and modifications expressly set forth herein.

         3.       Continued Force and Effect.

         Except as expressly provided in this Agreement, neither the Existing Deed of Trust nor the Existing Assignment of Rent has been modified or otherwise amended.

         4.       Miscellaneous.

         The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

                                           GRAND SUMMIT RESORT PROPERTIES,  INC.




                                            By________________________________
                                      Name:
                                      Its:





STATE OF                            )
                                    )       ss.
COUNTY OF                           )


         The foregoing instrument was acknowledged before me this 20th day of April, 1999 by _________, _________ of Grand Summit Resort Properties, Inc., a Maine corporation, on behalf of such corporation.

         Before me,


                                            -----------------------------------
                                            Notary Public/Attorney at Law
                                            Print Name:_________________________
                                            My commission expires:______________

                                            TEXTRON FINANCIAL CORPORATION, as
                                            Administrative Agent




                                            By________________________________
                                            Name:
                                            Its:



STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



         The foregoing instrument was acknowledged before me this day of April, 1999, by ______________, the _______________ of Textron Financial Corporation, a
Delaware corporation, on behalf of said corporation.




                                             -------------------------------
                                             Notary Public
                                             My Commission Expires:

                                    Exhibit A